             As filed with the Securities and Exchange Commission on May 2, 2000
                                                             File Nos. 333-81103
                                                                       811-07711
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

                 REGISTRATION STATEMENT UNDER THE
                 SECURITIES ACT OF 1933                  [  ]

                 PRE-EFFECTIVE AMENDMENT NO.
                 POST-EFFECTIVE AMENDMENT NO. 1          [X ]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                 AMENDMENT NO. 7                         [X ]
                        (Check Appropriate Box or Boxes)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                           (Exact Name of Registrant)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                      JOHN HANCOCK PLACE, BOSTON, MA 02117
        (Address Of Depositor's Principal Executive Offices) (Zip Code)
       Depositor's Telephone Number, Including Area Code: (617) 572-8050

                           RONALD J. BOCAGE, ESQUIRE
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                    (Name and Address of Agent for Service)


It is proposed that this filing become effective (check appropriate box)

[X]  immediately upon filing pursuant to paragraph (b) of Rule 485
[_]  on May 1, 2000 pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a) (1) of Rule 485
[_]  on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, Registrant has registered an indefinite amount of securities under the Securities Act of 1933.

                         PROSPECTUS DATED MAY 1, 2000

                       REVOLUTION VALUE VARIABLE ANNUITY

          a deferred combination fixed and variable annuity contract issued by

             JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")

The contract enables you to earn fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and investment-based returns in the following variable investment options:

      VARIABLE INVESTMENT OPTION        MANAGED BY:
      --------------------------        -----------
  V.A. Sovereign Investors............  John Hancock Advisers, Inc.
                                        Independence Investment Associates,
  V.A. Core Equity....................   Inc.
                                        Independence Investment Associates,
  Aggressive Balanced.................   Inc.
  Fidelity VIP Contrafund(R)..........  Fidelity Management & Research Company
  Equity Index........................  State Street Global Advisors
  Large Cap Value CORE................  Goldman Sachs Asset Management
  V.A. Relative Value.................  John Hancock Advisers, Inc.
  V.A. Financial Industries...........  John Hancock Advisers, Inc.
  Large Cap Aggressive Growth.........  Alliance Capital Management L.P.
  Fidelity VIP Growth.................  Fidelity Management & Research Company
  MFS Growth..........................  MFS Investment Management(R)
  V.A. Technology.....................  John Hancock Advisers, Inc.
  Large/Mid Cap Value.................  Wellington Management Company, LLP
                                        Independence Investment Associates,
  Mid Cap Blend.......................   Inc.
  AIM V.I. Value......................  A I M Advisors, Inc.
  MFS Research........................  MFS Investment Management(R)
  AIM V.I. Growth.....................  A I M Advisors, Inc.
  Fundamental Mid Cap Growth..........  OppenheimerFunds, Inc.
  Mid Cap Growth......................  Janus Capital Corporation
                                        The Boston Company Asset Management,
  Small/Mid Cap Value.................   LLC
  Small/Mid Cap CORE..................  Goldman Sachs Asset Management
  Small/Mid Cap Growth................  Wellington Management Company, LLP
  Small Cap Growth....................  John Hancock Advisers, Inc.
  MFS New Discovery...................  MFS Investment Management(R)
  Global Balanced.....................  Brinson Partners, Inc.
  Templeton International Securities..  Templeton Investment Counsel, Inc.
  International Equity................  Goldman Sachs Asset Management
  Fidelity VIP Overseas...............  Fidelity Management & Research Company
  Templeton Developing Markets
    Securities........................  Templeton Asset Management, Ltd.
                                        Independence Investment Associates,
  Short-Term Bond.....................   Inc.
  Bond Index..........................  Mellon Bond Associates, LLP
  V.A. Bond...........................  John Hancock Advisers, Inc.
  V.A. Strategic Income...............  John Hancock Advisers, Inc.
  High Yield Bond.....................  Wellington Management Company, LLP
  V.A. Money Market...................  John Hancock Advisers, Inc.
-------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Declaration Trust, the John Hancock Variable Series Trust I, AIM Variable Insurance Funds, Inc., the Franklin Templeton Variable Insurance Products Trust (Class 2 Shares), Fidelity's Variable Insurance Products Fund (Service Shares) and Variable Insurance Products Fund II (Service Shares) and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "Funds".
  In the prospectuses for the Trusts, the investment options may also be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

  For amounts you don't wish to invest in a variable investment option, you can choose among several guarantee periods, each of which has its own guaranteed interest rate and expiration date. If you remove money from a guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment".

                       JOHN HANCOCK ANNUITY SERVICING OFFICE
                      --------------------------------------


                Mail Delivery                        Phone:
                -------------                        ------

                                                 1-800-824-0335
               529 Main Street
            Charlestown, MA 02129

                                                      Fax:
                                                      ----
                                                 1-617-886-3070

  Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.

********************************************************************************

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     . The first section contains an "INDEX OF KEY WORDS."

     . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

 The Trusts' prospectuses are attached at the end of this prospectus. You should save these prospectuses for future reference.


                                IMPORTANT NOTICES

 This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

 We've also filed with the SEC a "Statement of Additional Information," dated May 1, 2000. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 46.

 The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

--------------------------------------------------------------------------------

                                INDEX OF KEY WORDS

  We define or explain each of the following key words used in this prospectus on the pages shown below:

  KEY WORD                                             PAGE

  Accumulation units................................   34
  Annuitant.........................................   11
  Annuity payments..................................   11
  Annuity period....................................   35
  Contract year.....................................   12
  Date of issue.....................................   12
  Date of maturity..................................   35
  Free withdrawal amount............................   21
  Funds.............................................   2
  Guarantee periods.................................   2
  Investment options................................   16
  Market value adjustment...........................   14
  Premium payments..................................   11
  Surrender value...................................   23
  Surrender.........................................   23
  Variable investment options.......................   cover
  Withdrawal charge.................................   21
  Withdrawal........................................   23

                                    FEE TABLE

  The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state) or fees for any optional benefit riders that you select.

OWNER TRANSACTION EXPENSES AND ANNUAL CONTRACT FEE

     .    Maximum Withdrawal Charge (as % of amount withdrawn) 7%
     .    Annual Contract Fee (applies only to contracts of less than $50,000)
          $30

ANNUAL CONTRACT EXPENSES (AS A % OF THE AVERAGE TOTAL VALUE OF THE CONTRACT)

     . Asset-based Charge (for administration and mortality and expense risk) 1.25%
This charge doesn't apply to amounts held in the guarantee periods.

ANNUAL FUND EXPENSES (BASED ON % OF AVERAGE NET ASSETS)

  The Funds must pay investment management fees and other operating expenses. These fees and expenses are different for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The following figures for the Funds are based on historical Fund expenses, as a percentage (rounded to two decimal places) of each Fund's average daily net assets for 1999, except as indicated in the Notes beginning on page 6. Expenses of the Funds are not fixed or specified under the terms of the contracts, and expenses may vary from year to year.

                                        Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                        Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                   Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                               ----------  ----------------  ---------------  ----------  ------------------
JOHN HANCOCK VARIABLE SERIES TRUST
 (NOTE 1):
Aggressive Balanced..................     0.68%           N/A              0.10%         0.78%             0.29%
Equity Index.........................     0.14%           N/A              0.00%         0.14%             0.08%
Large Cap Value CORE.................     0.75%           N/A              0.10%         0.85%             0.42%
Large Cap Aggressive Growth..........     0.98%           N/A              0.10%         1.08%             0.19%
Large/Mid Cap Value..................     0.95%           N/A              0.10%         1.05%             0.47%
Mid Cap Blend........................     0.75%           N/A              0.10%         0.85%             0.45%
Mid Cap Growth.......................     0.82%           N/A              0.10%         0.92%             0.11%
Fundamental Mid Cap Growth...........     0.85%           N/A              0.10%         0.95%             0.24%
Small/Mid Cap CORE...................     0.80%           N/A              0.10%         0.90%             0.66%
Small/Mid Cap Value..................     0.95%           N/A              0.10%         1.05%             1.44%
Small/Mid Cap Growth.................     0.75%           N/A              0.10%         0.85%             0.10%
Small Cap Growth.....................     0.75%           N/A              0.10%         0.85%             0.14%
Global Balanced*.....................     0.85%           N/A              0.10%         0.95%             0.46%
International Equity.................     1.00%           N/A              0.10%         1.10%             0.71%
Short-Term Bond......................     0.30%           N/A              0.10%         0.40%             0.13%
Bond Index...........................     0.15%           N/A              0.10%         0.25%             0.20%
High Yield Bond......................     0.65%           N/A              0.10%         0.75%             0.39%

JOHN HANCOCK DECLARATION TRUST (NOTE
 2):
V.A. Sovereign Investors.............     0.60%           N/A              0.10%         0.70%             0.10%
V.A. Core Equity.....................     0.70%           N/A              0.13%         0.83%             0.13%
V.A. Financial Industries............     0.80%           N/A              0.10%         0.90%             0.10%
V.A. Relative Value..................     0.60%           N/A              0.17%         0.77%             0.17%
V.A. Bond............................     0.50%           N/A              0.25%         0.75%             0.51%
V.A. Strategic Income................     0.60%           N/A              0.25%         0.85%             0.27%
V.A. Money Market....................     0.50%           N/A              0.16%         0.66%             0.16%
V.A. Technology......................     0.80%           N/A              0.25%         1.05%              N/A

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Growth......................     0.63%           N/A              0.10%         0.73%             0.10%
AIM V.I. Value.......................     0.61%           N/A              0.15%         0.76%             0.15%

 VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS (NOTE 3):
Fidelity VIP Growth..................     0.58%          0.10%             0.07%         0.75%             0.09%
Fidelity VIP Overseas................     0.73%          0.10%             0.15%         0.98%             0.18%

 VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS     (NOTE 3):
Fidelity VIP Contrafund(R)...........     0.58%          0.10%             0.07%         0.75%             0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES
 (NOTE 4):
Templeton International Securities...     0.69%          0.25%             0.19%         1.13%
Templeton Developing Markets
 Securities..........................     1.25%          0.25%             0.31%         1.81%             0.31%

MFS VARIABLE INSURANCE TRUST
 (NOTE 5):
MFS Growth...........................     0.75%           N/A              0.16%         0.91%             0.71%
MFS Research.........................     0.75%           N/A              0.11%         0.86%             0.11%
MFS New Discovery....................     0.90%           N/A              0.17%         1.07%             1.59%

NOTES TO ANNUAL FUND EXPENSES

  (1) John Hancock Variable Series Trust I Funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999. Under the policy, John Hancock Life Insurance Company voluntarily reimburses a Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets (0.00% for Equity Index).

  *    Global Balanced was formerly "International Balanced."

  (2) John Hancock Declaration Trust Funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 1999. John Hancock Advisers, Inc., has agreed to limit temporarily other expenses of each Fund to 0.25% of the fund's average daily assets. Percentages for the V.A. Technology Fund are estimates for this fiscal year because the Fund was not in oper-ation prior to the date of this prospectus.

  (3) A portion of the brokerage commissions that certain of the Fidelity Funds pay was used to reduce fund expenses. In addition, through arrangements with certain Funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable Fund's expenses. Without these reductions, the operating expenses of the Funds would have been higher, as shown in the last column of this table.

  (4) On February 8, 2000, shareholders of each Fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund and combined the Templeton Developing Markets Equity Fund with the Templeton Developing Markets Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund and shareholders of the Templeton Developing Markets Securities Fund had approved new management fees, which apply to each of the combined funds effective May 1, 2000. The table shows restated total expenses for the Funds based on the new fees and the assets, as of December 31, 1999, of either the Templeton International Securities Fund or the Templeton Developing Markets Securities Fund, as applicable. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for that combined Fund after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%. If the table reflected both the new fees and the combined assets of the Templeton Developing Markets Equity Fund and the Templeton Developing Markets Securities Fund, the estimated expenses for that combined Fund after May 1, 2000 would be:
       Management Fees 1.25%, Distribution and Service Fees 0.25%, Other Expenses 0.29%, and Total Fund Operating Expenses 1.79%.

  (5) MFS Variable Insurance Trust Funds have an expense offset arrangement which reduces each Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the Fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the Growth and New Discovery Funds, subject to reimbursement by the Fund, such that each such Fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the Fund during the current fiscal year.

       We may receive payments from a Fund or its affiliates at an annual rate of up to approximately 0.25% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that Fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed above.

EXAMPLES

The following examples on pages 8 and 9 illustrate the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets. These examples do not include any applicable premium taxes or any fees for optional benefit riders. The examples should not be considered representations of past or future expenses; actual charges may be greater or less than those shown above. The examples assume Fund expenses at rates set forth above for 1999, after reimbursements. The annual contract fee has been included as an annual percentage of assets.

  If you "surrender" (turn in) your contract at the end of the applicable time period, you would pay:

                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------
  V.A. SOVEREIGN INVESTORS             $84      $108      $135     $235
-----------------------------------------------------------------------------
  V.A. CORE EQUITY                     $85      $112      $142     $248
-----------------------------------------------------------------------------
  AGGRESSIVE BALANCED                  $84      $ 11      $139     $243
                                                   1
-----------------------------------------------------------------------------
  FIDELITY VIP CONTRAFUND(R)           $84      $11       $ 13     $ 24
                                                  1          9        3
-----------------------------------------------------------------------------
  EQUITY INDEX                         $78      $ 91      $105     $175
-----------------------------------------------------------------------------
  LARGE CAP VALUE CORE                 $85      $113      $143     $250
-----------------------------------------------------------------------------
  VA  RELATIVE VALUE                   $84      $110      $139     $242
-----------------------------------------------------------------------------
  V.A. FINANCIAL INDUSTRIES            $86      $114      $145     $255
-----------------------------------------------------------------------------
  LARGE CAP AGGRESSIVE GROWTH          $87      $120      $155     $274
-----------------------------------------------------------------------------
  FIDELITY VIP GROWTH                  $84      $110      $13      $ 24
                                                            9         2
-----------------------------------------------------------------------------
  MFS GROWTH                           $86      $115      $146     $256
-----------------------------------------------------------------------------
  V.A. TECHNOLOGY                      $87      $119      $153     $271
-----------------------------------------------------------------------------
  LARGE/MID CAP VALUE                  $87      $119      $153     $271
-----------------------------------------------------------------------------
  MID CAP BLEND                        $85      $113      $143     $250
-----------------------------------------------------------------------------
  AIM V.I. VALUE                       $84      $110      $138     $241
-----------------------------------------------------------------------------
  MFS RESEARCH                         $85      $113      $143     $251
-----------------------------------------------------------------------------
  AIM V.I. GROWTH                      $ 8      $  1      $  1     $  2
                                         4        09        37       38
-----------------------------------------------------------------------------
  FUNDAMENTAL MID CAP GROWTH           $86      $116      $148     $261
-----------------------------------------------------------------------------
  MID CAP GROWTH                       $86      $115      $147     $ 25
                                                                      7
-----------------------------------------------------------------------------
  SMALL/MID CAP CORE                   $86      $114      $145     $255
-----------------------------------------------------------------------------
  SMALL/MID CAP VALUE                  $87      $119      $153     $271
-----------------------------------------------------------------------------
  SMALL/MID CAP GROWTH                 $85      $113      $143     $250
-----------------------------------------------------------------------------
  SMALL CAP GROWTH                     $85      $113      $143     $250
-----------------------------------------------------------------------------
  MFS NEW DISCOVERY                    $87      $120      $154     $273
-----------------------------------------------------------------------------
  GLOBAL BALANCED                      $86      $116      $148     $261
-----------------------------------------------------------------------------
  TEMPLETON INTERNATIONAL SECURITIES   $88      $121      $157     $279
-----------------------------------------------------------------------------
  INTERNATIONAL EQUITY                 $88      $120      $156     $276
-----------------------------------------------------------------------------
  FIDELITY VIP OVERSEAS                $ 8      $ 11      $ 15     $ 26
                                         7         8         1        7
-----------------------------------------------------------------------------
  TEMPLETON DEVELOPING MARKETS         $95      $142      $328     $344
    SECURITIES
-----------------------------------------------------------------------------
  SHORT-TERM BOND                      $80      $ 99      $119     $203
-----------------------------------------------------------------------------
  BOND INDEX                           $79      $ 95      $111     $187
-----------------------------------------------------------------------------
  V.A. BOND                            $84      $110      $138     $240
-----------------------------------------------------------------------------
  V.A. STRATEGIC INCOME                $85      $113      $143     $250
-----------------------------------------------------------------------------
  HIGH YIELD BOND                      $84      $110      $138     $240
-----------------------------------------------------------------------------
  V.A. MONEY MARKET                    $83      $107      $133     $231
-----------------------------------------------------------------------------

  If you begin receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

                                         1 YEAR   3 YEARS  5 YEARS    10 YEARS
-------------------------------------------------------------------------------
  V.A. Sovereign Investors               $21      $63      $109      $235
-------------------------------------------------------------------------------
  V.A. Core Equity                       $22      $67      $115      $248
-------------------------------------------------------------------------------
  Aggressive Balanced                    $21      $66      $113      $243
-------------------------------------------------------------------------------
  Fidelity VIP Contrafund(R)             $21      $ 6      $ 11       $24
                                                    5         1         0
-------------------------------------------------------------------------------
  Equity Index                           $15      $46      $ 80      $175
-------------------------------------------------------------------------------
  Large Cap Value CORE                   $22      $68      $116      $250
-------------------------------------------------------------------------------
  VA Relative Value                      $21      $65      $112      $242
-------------------------------------------------------------------------------
  V.A. Financial Industries              $23      $69      $119      $255
-------------------------------------------------------------------------------
  Large Cap Aggressive Growth            $24      $75      $128      $274
-------------------------------------------------------------------------------
  Fidelity VIP Growth                    $21      $65      $ 11      $ 24
                                                              1         0
-------------------------------------------------------------------------------
  MFS Growth                             $23      $70      $119      $256
-------------------------------------------------------------------------------
  V.A. Technology                        $24      $74      $127      $271
-------------------------------------------------------------------------------
  Large/Mid Cap Value                    $24      $74      $127      $271
-------------------------------------------------------------------------------
  Mid Cap Blend                          $22      $68      $116      $250
-------------------------------------------------------------------------------
  AIM V.I. Value                         $21      $65      $112      $241
-------------------------------------------------------------------------------
  MFS Research                           $22      $68      $117      $251
-------------------------------------------------------------------------------
  AIM V.I. Growth                        $21      $64      $ 11      $238
                                                                        0
-------------------------------------------------------------------------------
  Fundamental Mid Cap Growth             $23      $71      $122      $261
-------------------------------------------------------------------------------
  Mid Cap Growth                         $23      $70      $120      $ 25
                                                                        7
-------------------------------------------------------------------------------
  Small/Mid Cap CORE                     $23      $69      $119      $255
-------------------------------------------------------------------------------
  Small/Mid Cap Value                    $24      $74      $127      $271
-------------------------------------------------------------------------------
  Small/Mid Cap Growth                   $22      $68      $116      $250
-------------------------------------------------------------------------------
  Small Cap Growth                       $22      $68      $116      $250
-------------------------------------------------------------------------------
  MFS New Discovery                      $24      $75      $128      $273
-------------------------------------------------------------------------------
  Global Balanced                        $23      $71      $122      $261
-------------------------------------------------------------------------------
  Templeton International Securities     $25      $76      $131      $279
-------------------------------------------------------------------------------
  International Equity                   $25      $75      $129      $276
-------------------------------------------------------------------------------
  Fidelity VIP Overseas                  $ 2      $ 7      $ 12      $ 26
                                           3        2         3         4
-------------------------------------------------------------------------------
  Templeton Developing Markets           $32      $97      $164      $344
    Securities
-------------------------------------------------------------------------------
  Short-Term Bond                        $17      $54      $ 93      $203
-------------------------------------------------------------------------------
  Bond Index                             $16      $50      $ 86      $187
-------------------------------------------------------------------------------
  V.A. Bond                              $21      $65      $111      $240
-------------------------------------------------------------------------------
  V.A. Strategic Income                  $22      $68      $116      $250
-------------------------------------------------------------------------------
  High Yield Bond                        $21      $65      $111      $240
-------------------------------------------------------------------------------
  V.A. Money Market                      $20      $62      $107      $231
-------------------------------------------------------------------------------

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  QUESTION                                                                   PAGES TO SEE
  --------                                                                   ------------
What is the contract?......................................................           11

Who owns the contract?.....................................................           11

Is the owner also the annuitant?...........................................           11

How can I invest money in a contract?......................................           11

How will the value of my investment in the contract change over time?......           14

What annuity benefits does the contract provide?...........................           15

What are the tax consequences of owning a contract?........................           15

How can I change my contract's investment allocations?.....................           16

What fees and charges will be deducted from my contract?...................           20

How can I withdraw money from my contract?.................................           23

What happens if the annuitant dies before my contract's date of maturity?..           25

What other benefits can I purchase under a contract?.......................           27

Can I return my contract?..................................................           29

 WHAT IS THE CONTRACT?

  The contract is a "deferred payment variable annuity contract." An annuity contract provides a person (known as the "annuitant" or "payee") with a series of periodic payments. Because this contract is also a deferred payment contract, the "annuity payments" will begin on a future date, called the contract's "date of maturity." Under a variable annuity contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

 WHO OWNS THE CONTRACT?

  That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner.
 However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a contract has joint owners, both must join in any written notice or request.

 IS THE OWNER ALSO THE ANNUITANT?

  Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime.

 In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant or joint annuitant. You could also name as joint annuitants two persons other than yourself.

 HOW CAN I INVEST MONEY IN A CONTRACT?

Premium payments

  We call the investments you make in your contract "premiums" or "premium payments." In general, you need at least a $5,000 initial premium payment to purchase a contract. If you purchase your contract under any of the tax-qualified plans shown on page 31 or if you purchase your contract through the automatic investment program, different minimums will apply. If you choose to contribute more money into your contract, each subsequent premium payment must be at least $200 ($100 for the annuity direct deposit program). If your contract's total value ever falls to zero, we may terminate it. Therefore, you may need to pay more premiums to keep the contract in force.

Applying for a contract

  An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

  Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

  In certain situations, we will issue a contract upon receiving the order of your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. (What we mean by "delaying effectiveness" is that we will not allow allocations to the variable investment options until we receive your signed application.) In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment.

  We measure the years and anniversaries of your contract from its date of issue. We use the term "contract year" to refer to each period of time between anniversaries of your contract's date of issue.

Limits on premium payments

  You can make premium payments of up to $1,000,000 in any one contract year. The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time before the date of maturity. However,

                                                                           YOU MAY NOT MAKE ANY
                   IF YOUR CONTRACT IS USED TO FUND                     PREMIUM PAYMENTS AFTER THE
                                                                           ANNUITANT REACHES AGE
-----------------------------------------------------------------------------------------------------
  a "tax qualified plan"*                                               70 1/2**
-----------------------------------------------------------------------------------------------------
  a non-tax qualified plan                                               8
                                                                         5
-----------------------------------------------------------------------------------------------------

           * as that term is used in "Tax Information," beginning on page 39. ** except for a Roth IRA, which has no age limit.

  We will not issue a contract if the proposed annuitant is older than age 84. We may waive any of these limits, however.

Ways to make premium payments

  Premium payments made by check or money order must be:

     .  drawn on a U.S. bank,

     .  drawn in U.S. dollars, and

     .  made payable to "John Hancock."

  Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at the address shown on page 2 of this prospectus. We will also accept premium payments by wire. We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below.

 You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

  Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

Premium payments by wire

  If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

  If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

     .  issue a contract;

     .  accept premium payments;  or

     .  allow other transactions.

  After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE CONTRACT CHANGE OVER TIME?

  Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the Fund directly and reinvested all Fund dividends and distributions in additional shares.

  Like a regular mutual fund, each Fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table beginning on page 5. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we have credited to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 20.

  The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. We currently make available various guarantee periods with durations of up to ten years. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

  However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" beginning on page 33.

  At any time before the date of maturity, the "total value of your contract" equals

     .  the total amount you invested,

     .  minus all charges we deduct,

     .  minus all withdrawals you have made,

     . plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

     . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value while it is in that option, and

     . plus the interest we credit to any of your contract's value while it is in a guarantee period or in the guarantee rate account (see "Dollar-cost averaging value program" on page 18).

 WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

  If your contract is still in effect on its date of maturity, it enters what is called the "annuity period". During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity.

 Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

  You should carefully review the discussion under "The annuity period," beginning on page 35, for information about all of these choices you can make.

 WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

  In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

     .  partial withdrawal (including systematic withdrawals)

     .  full withdrawal ("surrender")

     . payment of death benefit proceeds as a single sum upon the annuitant's death

     .  periodic payments under one of our annuity payment options

  In addition, if you elect the accumulated value enhancement rider, the Internal Revenue Service might take the position that the annual charge for this rider is deemed a withdrawal from the contract which is subject to income tax and, if applicable, the special 10% penalty tax for withdrawals before the age of 59 1/2.

  How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as

     .  the type of the distribution,

     .  when the distribution is made,

     . the nature of any tax qualified retirement plan for which the contract is being used, if any, and

     .  the circumstances under which the payments are made.

  If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

  Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

  THE FAVORABLE TAX BENEFITS AVAILABLE FOR ANNUITY CONTRACTS ISSUED IN CONNECTION WITH TAX-QUALIFIED PLANS ARE ALSO GENERALLY AVAILABLE FOR OTHER TYPES OF INVESTMENTS OF TAX-QUALIFIED PLANS, SUCH AS INVESTMENTS IN MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. YOU SHOULD CAREFULLY CONSIDER WHETHER THE EXPENSES UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A TAX-QUALIFIED PLAN, AND THE INVESTMENT OPTIONS, DEATH BENEFITS AND LIFETIME ANNUITY INCOME OPTIONS PROVIDED UNDER SUCH AN ANNUITY CONTRACT, ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES.

 HOW CAN I CHANGE MY CONTRACT'S INVESTMENT ALLOCATIONS?

Allocation of premium payments

  When you apply for your contract, you specify the variable investment options or guarantee periods (together, your "investment options") in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

  Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or guarantee period that you are not then using or have not previously used counts as one "use" of an investment option. Renewing a guarantee period upon its expiration does not count as a new use, however, if the new guarantee period has the same number of years as the expiring one.

Transferring your assets

  Up to 12 times during each year of your contract, you may transfer, free of any charge,

     . all or part of the assets held in one VARIABLE INVESTMENT OPTION to any other available variable investment option or guarantee period, or

     . all or part of the assets held in one GUARANTEE PERIOD to any other available guarantee period or variable investment option.

 Currently, we impose no charge for transfers of more than 12 per contract year.

 However, we reserve the right to impose a charge of up to $25 on any transfers in excess of the 12 free transfers or to prohibit any such transfers altogether. Transfers under our strategic rebalancing or dollar-cost averaging programs do not count toward the 12 you are allowed each year. However, you may not

     . transfer more than $1,000,000 in a contract year from any one variable investment option or guarantee period, without our prior approval,

     . make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options,

     . make any transfers, during the annuity period, to or from a guarantee period, or

     . make any transfer during the annuity period that would result in more than four investment options being used at once.

 We reserve the right to prohibit a transfer less than 30 days prior to the contract's date of maturity.

  The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. The use of such transfers may be disruptive to a Fund. We reserve the right to reject any premium payment or transfer request from any person, if in our judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise be potentially adversely affected.

Procedure for transferring your assets

  You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the location shown on page 2. Your request should include

     .  your name,

     .  daytime telephone number,

     .  contract number,

     . the names of the investment options to and from which assets are being transferred, and

     .  the amount of each transfer.

 The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone transfers

  Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

  The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

Dollar-cost averaging value program

  You may elect to deposit any new premium payment of $5,000 or more in the guarantee rate account. Each deposit will be depleted over the 6 or 12 month period you select. The assets in this account will be automatically transferred to one or more variable investment options over the period selected, beginning on the date your new premium is deposited in the selected guarantee rate account. At the time of deposit, you will designate:

     .  the variable investment options to which assets will be transferred;

     . the percentage amount to be transferred to each such variable investment option; and

     .  the period over which the transfers will occur.

  Under our current administrative rules, you may have multiple deposits under this program at the same time, but the time period for each such deposit must be the same (i.e., all must be for 6 month periods or all must be for 12 month periods). Transfers to the guarantee periods are not permitted under this program, and transfers of your account value from a variable investment option are not currently permitted to initiate the program. Assets in the account will earn a fixed rate of return at the effective annual rate in effect at the time the deposit is made into the account. Such rate will apply to any portion of the deposit remaining in the account until the full amount of such deposit has been transferred to the selected variable investment options. We will declare the rate for the account from time to time.

  The guarantee rate account is part of our general account. You have no interest in or preferential claim on any of the assets held in our general account. The investments we purchase with amounts you allocate to the guarantee rate account belong to us; any favorable investment performance on the assets allocated to the account belongs to us. Instead, you earn interest at the applicable fixed rate of return.

  The dollar-cost averaging value program and the standard dollar-cost averaging program (described below) cannot be used at the same time.

Standard dollar-cost averaging program

  You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the standard dollar-cost averaging program:

     . You may elect the program only if the total value of your contract equals $15,000 or more.

     .  The amount of each transfer must equal at least $250.

     . You may change your dollar-cost averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

     . You may not use the standard dollar-cost averaging program and the dollar-cost averaging value program at the same time.

     .  You may discontinue the program at any time.

     . The program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

     .  Automatic transfers to or from guarantee periods are not permitted.

     .  We reserve the right to suspend or terminate the program at any time.

Strategic rebalancing

  This program automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The strategic rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Strategic rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance.

  This program can be elected by sending the appropriate form to our Annuity Servicing Office. You must specify the frequency for rebalancing (monthly, quarterly, semi-annually or annually), the preset percentage for each variable investment option, and a future beginning date.

  Once elected, strategic rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person.

  The guarantee periods do not participate in and are not affected by strategic rebalancing. We reserve the right to modify, terminate or suspend the strategic rebalancing program at any time.

 WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Asset-based charge

  We deduct a daily asset-based charge that compensates us primarily for our administrative expenses and for the mortality and expense risks that we assume under the contracts. On an annual basis, this charge equals 1.25% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our guarantee periods.)

  In return for the mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less than expected.

Annual contract fee

  Prior to the date of maturity of your contract, we will deduct $30 each year from your contract if it has a total value on the contract anniversary of less than $50,000. We deduct this annual contract fee at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract, unless your contract's total value is $50,000 or more at the time of surrender. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to up to $50.

Premium taxes

  We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

  In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Withdrawal charge

  If you withdraw some of your premiums from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred sales load." We use this charge to help defray expenses relating to the sales of the contracts, including commissions paid and other distribution costs.

  Free withdrawal amounts:  If you have any profit in your contract, you can
  -----------------------
always withdraw that profit without any withdrawal charge. By "profit," we mean the amount by which your contract's total value exceeds the premiums you have paid and have not (as discussed below) already withdrawn. If your contract doesn't have any profit (or you have withdrawn it all) you can still make charge-free withdrawals, unless and until all of your withdrawals during the same contract year exceed 10% of all of the premiums you have paid to date.

  Here's how we determine the charge:  If the amount you withdraw or surrender
  ----------------------------------
totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

  The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as follows:

YEARS FROM DATE OF PREMIUM PAYMENT TO
   DATE OF SURRENDER OR WITHDRAWAL       WITHDRAWAL CHARGE*
-------------------------------------    ------------------
------------------------------------------------------------
  7 or more................               0%
------------------------------------------------------------
  6 but less than 7........               1%
------------------------------------------------------------
  5 but less than 6........               2%
------------------------------------------------------------
  4 but less than 5........               3%
------------------------------------------------------------
  3 but less than 4........               4%
------------------------------------------------------------
  2 but less than 3........               5%
------------------------------------------------------------
  1 but less than 2........               6%
------------------------------------------------------------
  less than 1..............               7%
------------------------------------------------------------

  * AS A PERCENTAGE OF THE AMOUNT OF SUCH PREMIUM THAT WE CONSIDER TO HAVE BEEN WITHDRAWN (INCLUDING THE WITHDRAWAL CHARGE), AS EXPLAINED IN THE TEXT IMMEDIATELY BELOW.

  Solely for purposes of determining the amount of the withdrawal charge, we assume that the amount of each withdrawal that exceeds the free withdrawal amount (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations.

  Here's how we deduct the withdrawal charge:  We deduct the withdrawal charge
  ------------------------------------------
proportionally from each variable investment option and each guarantee period being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the V.A. Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the V.A. Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

  You will find examples of how we compute the withdrawal charge in Appendix B to this prospectus.

  When withdrawal charges don't apply:  We don't assess a withdrawal charge in
  -----------------------------------
the following situations:

     . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

     . on certain withdrawals if you have elected the rider that waives the withdrawal charge; and

     . on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

  How an MVA affects the withdrawal charge:  If you make a withdrawal from a
  ----------------------------------------
guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much more. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much less.

Other charges

  We offer, subject to state availability, four optional benefit riders. We charge a separate monthly charge for each rider selected. At the beginning of each month, we charge an amount equal to 1/12/th/ of the following annual percentages:

                                                                0.10% of that portion of your
                                                                contract's total value attributable
                                                                to premiums that are still
Waiver of withdrawal charge                                     subject to surrender charges
-----------------------------------------------------------------------------------------------------------
Enhanced death benefit                                          0.15 % of your contract's total value
-----------------------------------------------------------------------------------------------------------
                                                                0.35% of your initial premium payment
                                                                (we reserve the right to increase
                                                                this percentage on a uniform basis
                                                                for all riders issued in the same
Accumulated value enhancement*                                  state)
-----------------------------------------------------------------------------------------------------------
Guaranteed retirement income benefit                            0.30% of your contract's total value
-----------------------------------------------------------------------------------------------------------

  * If you choose the accumulated value enhancement, you must also choose the waiver of withdrawal charge.

  We deduct the charge proportionally from each of your investment options, based on your value in each.

 HOW CAN I WITHDRAW MONEY FROM MY CONTRACT?

Surrenders and partial withdrawals

  Prior to your contract's date of maturity, if the annuitant is living, you may:

     . surrender your contract for a cash payment of its "surrender value," or

     .  make a partial withdrawal of the surrender value.

  The "surrender value" of a contract is the total value of a contract, after any market value adjustment, MINUS the annual contract fee, any applicable premium tax, any withdrawal charges, and any applicable rider charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

  Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page
39. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

  We will deduct any partial withdrawal proportionally from each of your investment options based on the value in each, unless you direct otherwise.

  Without our prior approval, you may not make a partial withdrawal

     .  for an amount less than $100, or

     .  if the remaining total value of your contract would be less than $1,000.

 We reserve the right to terminate your contract if the value of your contract becomes zero.

  You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Waiver of withdrawal charge rider

  If your state permits, you may purchase an optional waiver of withdrawal charge rider at the time of application. The "covered persons" under the rider are the owner and the owner's spouse, unless the owner is a trust. If the owner is a trust, the "covered persons" are the annuitant and the annuitant's spouse. Under this rider, we will waive withdrawal charge on any withdrawals, if a "covered person" has been diagnosed with one of the critical illnesses listed in the rider, or if all the following conditions apply:

     . a covered person becomes confined to a nursing home beginning at least 30 days after we issue your contract;

     . such covered person remains in the nursing home for at least 90 consecutive days receiving nursing care; and

     . the covered person's confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment.

 You may not purchase this rider if either of the covered persons (1) is older than 74 years at application or (2) was confined to a nursing home within the past two years.

  There is a charge for this rider, as set forth under "Other charges" on page 23, above. This rider (and the related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

  For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. In certain marketing materials, this rider may be referred to as "CARESolutions."

  If you purchase this rider:

     . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

     . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

Systematic withdrawal plan

  Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 14, and "What fees and charges will be deducted from my contract?" beginning on page 20. The same tax consequences also generally will apply.

  The following conditions apply to systematic withdrawal plans:

     . You may elect the plan only if the total value of your contract equals $25,000 or more.

     .  The amount of each systematic withdrawal must equal at least $100.

     . If the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

     .  You may cancel the plan at any time.

     . We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

 WHAT HAPPENS IF THE ANNUITANT DIES BEFORE MY CONTRACT'S DATE OF MATURITY?

  If the annuitant dies before your contract's date of maturity, we will pay a death benefit to the contract's beneficiary. If you have named more than one annuitant, the death benefit will be payable upon the death of the surviving annuitant prior to the date of maturity.

  If your contract has joint owners, each owner will automatically be deemed to be the beneficiary of the other. This means that any death benefit payable upon the death of one owner who is the annuitant will be paid to the other owner. In that case, any other beneficiary you have named would receive the death benefit only if neither joint owner remains alive at the time the death benefit becomes payable. (For a description of what happens upon the death of an owner who is not the annuitant, see "Distribution requirements following death of owner," beginning on page 38.)

  We will pay a "standard" death benefit, unless you have chosen the "enhanced death benefit rider," as discussed below.

Standard death benefit

   The standard death benefit is the greater of:

     . the total value of your contract, adjusted by any then-applicable market value adjustment, or

     . the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges.

 We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

     .  proof of the annuitant's death, and

     .  any required instructions as to method of settlement.

  Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page 37.

Enhanced death benefit rider

  If you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing an enhanced death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greatest of:

     . the amount of each premium you have paid, accumulated at 5% effective annual interest (less any partial withdrawals you have taken and not including any interest on such amounts after they are withdrawn);

     . the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract to date, PLUS any premium payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary; or

     . the total value of your contract (adjusted by any market value adjustment) as of the date we receive due proof of the annuitant's death.

 For these purposes, however, we count only those contract anniversaries that occur (1) BEFORE we receive proof of death and (2) BEFORE the annuitant attains age 80 1/2.

 You may elect this rider ONLY when you apply for the contract and only if this rider is available in your state. As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page 23 under "Other charges." For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

  This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

 WHAT OTHER BENEFITS CAN I PURCHASE UNDER A CONTRACT?

  In addition to the enhanced death benefit and waiver of withdrawal charge riders discussed above, we currently make available two other optional benefits if your state permits and you are under age 75 when you apply for a contract.
 These optional benefits are provided under riders that contain many terms and conditions not set forth below. Therefore, you should refer directly to each rider for more complete information. We will provide you with a copy on request.

  Accumulated value enhancement.  Under this rider, we will make a contribution
  -----------------------------
to the total value of the contract on a monthly basis if the covered person (who must be the annuitant):

     . is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment, and

     .  is receiving certain qualified services described in the rider.

 The amount of the contribution (called the "Monthly Benefit") is shown in the specifications page of the contract. However, the rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th contract year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this rider (the "benefit limit"). The rider must be in effect for 7 years before any increase will occur.

  You may elect this rider only when you apply for the contract. You cannot elect this rider unless you have also elected the waiver of withdrawal charge rider. There is a monthly charge for this rider. The charge is described under "Other charges" on page 23.

  The rider will terminate if the contract terminates, if the covered person dies, if the benefit limit is reached, if the owner is the covered person and the ownership of the contract changes, or if, before annuity payments start, the total value of the contract falls below an amount equal to 25% of your initial premium payment. You may cancel the rider by written notice at any time. The rider charge will terminate when the rider terminates.

  If you choose to continue the rider after the contract's date of maturity, charges for the rider will be deducted from annuity payments and any Monthly Benefit for which the covered person qualifies will be added to the next annuity payment.

  In certain marketing materials, this rider may be referred to as "CARESolutions Plus."

  Guaranteed retirement income benefit.  Under this rider, we will guarantee the
  ------------------------------------
amount of annuity payments you receive, if the following conditions are satisfied:

     . The date of maturity must be within the 30 day period following a contract anniversary.

     . If the annuitant was age 45 or older on the date of issue, the contract must have been in effect for at least 10 contract years on the date of maturity and the date of maturity must be on or after the annuitant's 60th birthday and on or before the annuitant's 90th birthday.

     . If the annuitant was less than age 45 on the date of issue, the contract must have been in effect for at least 15 contract years on the date of maturity and the date of maturity must be on or before the annuitant's 90th birthday.

  You cannot elect this rider at any time after your contract is issued. If you elect this rider you need not choose to receive the guaranteed income benefit that it provides. Rather, unless and until such time as you exercise your option to receive a guaranteed income benefit under this rider, you will continue to have the option of exercising any other right or option that you would have under the contract (including withdrawal and annuity payment options) if the rider had not been added to it.

  If you do decide to add this rider to your contract, and if you do ultimately decide to take advantage of the guaranteed income it provides, we will automatically provide that guaranteed income in the form of fixed payments under our "Option A: life annuity with payments for guaranteed period" described below under "Annuity options." The guaranteed period will automatically be a number of years that the rider specifies, based on the annuitant's age at the annuity date and whether your contract is purchased in connection with a tax-qualified plan. (These specified periods range from 5 to 10 years.) You will have no discretion to vary this form of payment, if you choose the guaranteed income benefit under this rider.

  If you exercise your rights under this rider, we guarantee that the amount we apply to this annuity payment option will be the same amount as if your premium payments had earned a return prescribed by the rider, rather than the return they earned in the subaccounts you actually chose. Under this rider, we would apply that guaranteed amount to the fixed annuity payment option specified in the rider in the same manner and on the same terms as if you had, in the absence of this rider, elected to apply total contract value in the same amount to that same annuity payment option.

  There is a monthly charge for this rider, which is described at page 22 under "Other charges." The rider (and the related charges) automatically terminate if your contract is surrendered or the annuitant dies. After you've held your contract for 10 years, you can terminate the rider by written request.

 CAN I RETURN MY CONTRACT?

  In most cases, you have the right to cancel your contract within 10 days (or longer in some states and for contracts issued as "IRAs" ) after you receive it. To cancel your contract, simply deliver or mail it to:

     .  John Hancock at the address shown on page 2, or

     .  the John Hancock representative who delivered the contract to you.

  In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA", you will receive a refund of any premiums you've paid. The date of cancellation will be the date we receive the contract.

                            ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section on pages 10 through 29.

  CONTENTS OF THIS SECTION                                       PAGES TO SEE
  Description of John Hancock.................................             31

  Who should purchase a contract?.............................             31

  How we support the variable investment options..............             32

  How we support the guarantee periods........................             32

  How the guarantee periods work..............................             32

  The accumulation period.....................................             34

  The annuity period..........................................             35

  Variable investment option valuation procedures.............             38

  Distribution requirements following death of owner..........             38

  Miscellaneous provisions....................................             39

  Tax information.............................................             39

  Performance information.....................................             44

  Reports.....................................................             45

  Voting privileges...........................................             45

  Certain changes.............................................             45

  Distribution of contracts...................................             45

  Experts.....................................................             46

  Registration statement......................................             46

  Condensed Financial Information.............................             47

  Appendix A - Details About Our Guarantee Periods............             50

  Appendix B - Example of Withdrawal Charge Calculation.......             55

 DESCRIPTION OF JOHN HANCOCK

  We are John Hancock, a stock life insurance company that was organized in 1862 under the laws of the Commonwealth of Massachusetts. On February 1, 2000, we converted to a stock company by "demutualizing" and changed our name from "John Hancock Mutual Life Insurance Company". As part of the demutualization process, we became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. Our home office is located at 200 Clarendon Street, Boston, Massachusetts 02117. We have authority to transact business in all 50 states. As of December 31, 1999, we had more than $71 billion of assets.

 WHO SHOULD PURCHASE A CONTRACT?

  We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We provide general federal income tax information for contracts not purchased in connection with a tax qualified retirement plan beginning on page 39.We also designed the contracts for purchase under:

     . traditional individual retirement annuity ("IRA") plans satisfying the requirements of Section 408 of the Code;

     .  non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
        Section 408A of the Code;

     .  SIMPLE IRA plans adopted under Section 408(p) of the Code;

     . Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the Code;

     . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations; and

     . pension or profit-sharing plans qualified under section 401(a) of the Code.

  When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

  We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

  To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

 HOW WE SUPPORT THE VARIABLE INVESTMENT OPTIONS

  We hold the Fund shares that support our variable investment options in John Hancock Variable Annuity Account H (the "Account"), a separate account established by John Hancock under Massachusetts law. Each Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets, including the Trusts' shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities.

 These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

 HOW WE SUPPORT THE GUARANTEE PERIODS

  All of John Hancock's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

 HOW THE GUARANTEE PERIODS WORK

  Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its total value to the Money Market option under your contract, unless you elect to:

     .  withdraw all or a portion of any such amount from the contract,

     . allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

     . allocate all or a portion of such amount to one or more of the variable investment options.

  You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Servicing Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior to its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

  We currently make available guarantee periods with durations up to ten years. If you select a guarantee period that extends beyond your contract's date of maturity, your maturity date will automatically be changed to the annuitant's 95th birthday (or a later date, if we approve). We reserve the right to add or delete guarantee periods for new allocations to or from those that are available at any time.

Guaranteed interest rates

  Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.

 We make the final determination of guaranteed rates to be declared. We cannot predict or assure the level of any future guaranteed rates.

  You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered, at any time by calling the John Hancock Annuity Servicing Office at the telephone number shown on page 2.

Calculation of market value adjustment ("MVA")

  If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

     .  death benefits pursuant to your contract,

     .  amounts you apply to an annuity option, and

     .  amounts paid in a single sum in lieu of an annuity.

  The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract. Here is how the MVA works:

  We compare

     . the guaranteed rate of the guarantee period from which the assets are being taken WITH

     . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

  If the first rate exceeds the second by more than 1/2 %, the market value adjustment produces an increase in your contract's value.

  If the first rate does not exceed the second by at least 1/2 %, the market value adjustment produces a decrease in your contract's value.

  For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

  The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

Limitation on market value adjustments

  In no event will the market value adjustment (positive or negative) exceed the amount of any excess interest earned during the guarantee period up to the date of computation. "EXCESS INTEREST" means the dollar amount of interest earned to date on the amount being withdrawn in excess of what would have been earned if the effective annual interest rate had been 3%.

  Because of exemptive and exclusionary provisions, interests in the guarantee periods have not been registered under the Securities Act of 1933, and our non-unitized separate account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any of its assets are subject to the provision of these acts. We have been advised that the SEC staff has not reviewed the disclosure in this prospectus relating to the guarantee periods. Disclosure regarding the guarantee periods may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 THE ACCUMULATION PERIOD

Your value in our variable investment options

  Each premium payment or transfer that you allocate to a variable investment option purchases "accumulation units" of that variable investment option.

  Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

  To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

                         dollar amount of transaction

                                  DIVIDED BY

              value of one accumulation unit for the applicable variable investment option at the time of such transaction

  The value of each accumulation unit will change daily depending upon the investment performance of the Fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

  Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

        number of accumulation units in the variable investment options

                                     TIMES

    value of one accumulation unit for the applicable variable investment option at that time

Your value in the guarantee periods

  On any date, the total value of your contract in a guarantee period equals:

     . the amount of premium payments or transferred amounts allocated to the guarantee period, MINUS

     . the amount of any withdrawals or transfers paid out of the guarantee period, MINUS

     . the amount of any negative market value adjustments resulting from such withdrawals or transfers, PLUS

     . the amount of any positive market value adjustments resulting from such withdrawals and transfers, MINUS

     . the amount of any charges and fees deducted from that guarantee period, PLUS

     . interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

 THE ANNUITY PERIOD

  Annuity payments are made to the annuitant, if still living. If more than one annuitant is living at the date of maturity, the payments are made to the younger of them.

Date of maturity

  Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

     . at least 6 months after the date the first premium payment is applied to your contract, and

     . no later than the maximum age specified in your contract (normally age 95).

  Subject always to these requirements, you may subsequently change the date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax qualified plan," beginning on page 41.)

Choosing fixed or variable annuity payments

  During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

  We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (considering all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

  We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge.

  Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

  Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 37).

  Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

  If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

  Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

     .  you have not made an election prior to the annuitant's death;

     . the beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and

     . the beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable monthly annuity payments

  We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

  The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

     . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

     . if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

     . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

   Assumed investment rate

  The assumed investment rate for any variable portion of your annuity payments will be 3 1/2% per year, except as follows.

  You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

  The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then divide the difference by $1,000 and multiply the result by the greater of

     . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

     . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

  Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

  OPTION A: LIFE ANNUITY WITH PAYMENTS FOR A GUARANTEED PERIOD - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives.
 If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  OPTION B: LIFE ANNUITY WITHOUT FURTHER PAYMENT ON DEATH OF PAYEE - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

  OPTION C: JOINT AND LAST SURVIVOR - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

  OPTION D: JOINT AND 1/2 SURVIVOR; OR JOINT AND 2/3 SURVIVOR - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

  OPTION E: LIFE INCOME WITH CASH REFUND - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

  OPTION F: INCOME FOR A FIXED PERIOD - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

  OPTION G: INCOME OF A SPECIFIC AMOUNT - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

  With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

  If the payee is more than 85 years old on the date of maturity, the following two options are not available without our consent:

     .  Option A:  "life annuity with 5 years guaranteed" and

     . Option B: "life annuity without further payment on the death of payee."

VARIABLE INVESTMENT OPTION VALUATION PROCEDURES

  We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading.

 Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

 DISTRIBUTION REQUIREMENTS FOLLOWING DEATH OF OWNER

  If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the adjacent box. (If your contract has joint owners, these provisions apply upon the death of the first to die.)

  In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

  The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

  Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.

 IF YOU DIE BEFORE ANNUITY PAYMENTS HAVE BEGUN:

     . if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

     . if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the entire interest (as discussed below) in the contract on the date of our death must be:

        (1)  paid out in full within five years of your death or

        (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death

  If you are the annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the annuitant, the entire interest equals

     . the surrender value if paid out in full within five years of your death, or

     . the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

 IF YOU DIE ON OR AFTER ANNUITY PAYMENTS HAVE BEGUN

     . any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

 MISCELLANEOUS PROVISIONS

Assignment; change of owner or beneficiary

  To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

  Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. You choose the beneficiary in the application for the contract. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect when we receive them, whether or not you or the annuitant is then alive. However, these changes are subject to:

     .  the rights of any assignees of record and

     .  certain other conditions referenced in the contract.

  An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

 TAX INFORMATION

Our income taxes

  We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

  The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account.

 Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Contracts not purchased to fund a tax qualified plan

   Undistributed gains

  We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

  However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

   Annuity payments

  When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

   Surrenders and withdrawals before date of maturity

  When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

  When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your contract exceeds the investment in the contract, the excess will be considered "gain" and the withdrawal will be taxable as ordinary income up to the amount of such "gain". Taxable withdrawals may also be subject to the special penalty tax for premature withdrawals as explained below. When only the investment in the contract remains, any subsequent withdrawal made before the date of maturity will be a tax-free return of investment. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

  For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by John Hancock or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

   Penalty for premature withdrawals

  The taxable portion of any withdrawal or single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

   Accumulated value enhancement rider

  If you have elected the accumulated value enhancement rider, the Internal Revenue Service might take the position that each charge associated with this rider is deemed a withdrawal from the contract which would be subject to income tax and, if you have not yet attained age 59 1/2, the special 10% penalty tax for withdrawals from contracts before the age of 59 1/2. You should consult a competent tax adviser before electing this rider.

Diversification requirements

  Each of the Funds of the Trusts intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the Fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of Fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

Contracts purchased for a tax qualified plan

  We have no responsibility for determining whether a particular retirement plan satisfies the applicable requirements of the Code or whether a particular employee is eligible for inclusion under a plan.

   Withholding on rollover distributions

  The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

   Contracts purchased as traditional IRAs

  A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of (a) 100% of compensation includable in your gross income, or (b) $2,000 per year. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job).

 You can generally contribute up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

  You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return. The amount of your deduction is based on the following factors:

     . whether you or your spouse is an active participant in an employer sponsored retirement plan,

     .  your federal income tax filing status, and

     .  your "Modified Adjusted Gross Income".

  Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

  If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

  The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

   Contracts purchased as Roth IRAs

  In general, you may make purchase payments of up to $2,000 each year for a type of non-deductible IRA contract, known as a Roth IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribute to a Roth IRA. Also, the $2000 maximum for a Roth IRA phases out for single taxpayers with adjusted gross incomes between $95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

  If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

     .  after you reach age 59 1/2,

     .  on your death or disability, or

     . to qualified first-time homebuyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

  The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

  You can convert a traditional IRA to a Roth IRA, unless

     .  you have adjusted gross income over $100,000, or

     .  you are a married taxpayer filing a separate return.

 The $2,000 Roth IRA contribution limit does not apply to converted amounts.

  You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

   Contracts purchased under SIMPLE IRA plans

  In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contibutions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed certain contribution limits (currently $6,000 a year). Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

   Contracts purchased under Simplified Employee Pension plans (SEPs)

  SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum amount that may be contributed to an SEP is the lesser of 15% of compensation or the IRS compensation limit for the year ($170,000 for the year 2000).

   Contracts purchased under Section 403(b) plans

  Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into contracts owned by their employees that are not taxable currently to the employee.

  The amount of such non-taxable contributions each year

     . is limited by a maximum (called the "exclusion allowance") that is computed in accordance with a formula prescribed under the Code;

     . may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed $10,500 (subject to cost of living increases); and

     . is subject to certain other limits (described in Section 415 of the Code).

  When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income.

  Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except

     .  on the employee's separation from service, death, or disability,

     . with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

     . transfers and exchanges to other products that qualify under Section 403(b).

   Contracts purchased for pension and profit sharing plans qualified under
   Section 401(a)

  In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

  Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any.

 In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

  The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

  IRS required minimum distributions to the employee must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

   Contracts purchased for "top-heavy" plans

  Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

   Tax-free rollovers

  The discussion above covers certain fully or partially tax-free "rollovers" from a regular IRA to a Roth IRA. You may also make a tax-free rollover from

     .  a traditional IRA to another traditional IRA,

     .  any tax-qualified plan to a traditional IRA, and

     . any tax-qualified plan to another tax-qualified plan of the same type (i.e. 403(b) to 403(b), corporate plan to corporate plan, etc.)

  We do not have to withhold tax if you roll over your entire distribution and you request us to pay it directly to the successor plan. Otherwise, 20% mandatory withholding will apply and reduce the amount you can roll over to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

   See your own tax adviser

  The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls.

  For further information you should consult a qualified tax adviser.

 PERFORMANCE INFORMATION

  We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option. Total return at the Account level is the percentage change between

     . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

     .  the value at the end of such period.

  At the Account level, total return reflects adjustments for

     .  the mortality and expense risk charges,

     .  the annual contract fee, and

     . any withdrawal charge payable if the owner surrenders his contract at the end of the relevant period.

 Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Trust level where comparable charges are not deducted.

  We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any withdrawal charge and it may be for additional durations.

  We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. CURRENT YIELD refers to the income earned on your investment in the Money Market investment option over a 7-day period and then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

  EFFECTIVE YIELD is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

  Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

 REPORTS

  At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Trusts.

 VOTING PRIVILEGES

  At meetings of the Trusts' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

 CERTAIN CHANGES

  We reserve the right, subject to applicable law, including any required shareholder approval,

     . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

     .  to add or delete variable investment options,

     .  to change the underlying investment vehicles,

     .  to operate the Account in any form permitted by law, and

     . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

  Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

 DISTRIBUTION OF CONTRACTS

  John Hancock Funds, Inc. ("JHFI") acts as principal distributor of the contracts sold through this prospectus. JHFI is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is 101 Huntington Avenue, Boston, Massachusetts 02199.

  You can purchase a contract through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and John Hancock and whose representatives are authorized by applicable law to sell annuity products. We do not expect the compensation to such broker-dealers and financial institutions to exceed 8.0% of premium payments (on a present value basis). For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither John Hancock nor JHFI is obligated to sell any particular amount of contracts. We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of these contracts. JHFI is a subsidiary of John Hancock.

 EXPERTS

  Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Life Insurance Company and the Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.

 REGISTRATION STATEMENT

  This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

  Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                                            page of SAI
VARIATIONS IN CHARGES.....................................            2
DISTRIBUTION..............................................            2
CALCULATION OF PERFORMANCE DATA...........................            2
CALCULATION OF ANNUITY PAYMENTS...........................            4
ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES......            7
PURCHASES AND REDEMPTIONS OF FUND SHARES..................            7
THE ACCOUNT...............................................            8
DELAY OF CERTAIN PAYMENTS.................................            8
LIABILITY FOR TELEPHONE TRANSFERS.........................            8
VOTING PRIVILEGES.........................................            9
FINANCIAL STATEMENTS......................................           10

                         CONDENSED FINANCIAL INFORMATION
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

  The following table provides selected data for Revolution accumulation shares for the first year of operation, beginning on August 10, 1999, for each investment option that was available through the contracts on December 31, 1999.

                                                                    Year Ended
                                                                   December 31,
                                                                       1999
                                                                   ------------
V.A. SOVEREIGN INVESTORS
 Accumulation share value:
 Beginning of period..........................................      $    15.78
  End of period...............................................      $    16.19
 Number of Accumulation Shares outstanding at end of period...         146,207
 V.A. CORE EQUITY
 Accumulation share value:
 Beginning of period..........................................      $    19.17
  End of period...............................................      $    20.49
 Number of Accumulation Shares outstanding at end of period...          50,045
AGGRESSIVE BALANCED Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    10.66
 Number of Accumulation Shares outstanding at end of period...         106,227
FIDELITY VIP CONTRAFUND(R)
 Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    11.61
 Number of Accumulation Shares outstanding at end of period...         258,149
EQUITY INDEX Accumulation share value:
 Beginning of period..........................................      $    20.31
  End of period...............................................      $    22.54
 Number of Accumulation Shares outstanding at end of period...          96,446
LARGE CAP VALUE CORE
 Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    10.31
 Number of Accumulation Shares outstanding at end of period...          23,034
V.A. FINANCIAL INDUSTRIES
 Accumulation share value:
 Beginning of period..........................................      $    13.56
  End of period...............................................      $    14.25
 Number of Accumulation Shares outstanding at end of period...          72,037
LARGE CAP AGGRESSIVE GROWTH
 Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    11.97
 Number of Accumulation Shares outstanding at end of period...          76,962
FIDELITY VIP GROWTH Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    12.04
 Number of Accumulation Shares outstanding at end of period...         277,617
MFS GROWTH Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    12.36
 Number of Accumulation Shares outstanding at end of period...          67,322
LARGE/MID CAP VALUE Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    10.43
 Number of Accumulation Shares outstanding at end of period...          18,040
MID CAP BLEND Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    11.11
 Number of Accumulation Shares outstanding at end of period...          19,277
AIM V.I. VALUE
 Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    11.77
 Number of Accumulation Shares outstanding at end of period...         232,933
MFS RESEARCH Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    11.86
 Number of Accumulation Shares outstanding at end of period...          69,186
AIM V.I. GROWTH
 Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    12.30
 Number of Accumulation Shares outstanding at end of period...         125,305
FUNDAMENTAL MID CAP GROWTH
 Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    15.39
Number of Accumulation Shares outstanding at end of period....          57,042
SMALL/MID CAP CORE Accumulation share value:
 Beginning of period..........................................      $    11.00
  End of period...............................................      $    12.73
 Number of Accumulation Shares outstanding at end of period...           5,452
SMALL/MID CAP VALUE Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    10.46
 Number of Accumulation Shares outstanding at end of period...          13,758
SMALL/MID CAP GROWTH Accumulation share value:
 Beginning of period..........................................      $    18.07
  End of period...............................................      $    18.98
 Number of Accumulation Shares outstanding at end of period...           8,624
SMALL CAP GROWTH Accumulation share value:
 Beginning of period..........................................      $    14.27
  End of period...............................................      $    21.19
 Number of Accumulation Shares outstanding at end of period...          66,426
MFS NEW DISCOVERY Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    15.26
 Number of Accumulation Shares outstanding at end of period...          17,011
GLOBAL BALANCED Accumulation share value:
 Beginning of period..........................................      $    12.24
  End of period...............................................      $    12.98
 Number of Accumulation Shares outstanding at end of period...           4,357
TEMPLETON INTERNATIONAL Accumulation share value (1):
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    11.02
 Number of Accumulation Shares outstanding at end of period...          33,891
INTERNATIONAL EQUITY Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    12.06
 Number of Accumulation Shares outstanding at end of period...          12,095
FIDELITY VIP OVERSEAS Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    12.48
 Number of Accumulation Shares outstanding at end of period...          54,981
TEMPLETON DEVELOPING MARKETS
 Accumulation share value:
 Beginning of period..........................................      $    10.00
  End of period...............................................      $    11.86
 Number of Accumulation Shares outstanding at end of period...          33,609
SHORT TERM BOND Accumulation share value:
 Beginning of period..........................................      $    12.34
  End of period...............................................      $    12.48
 Number of Accumulation Shares outstanding at end of period...          32,658
 BOND INDEX
 Accumulation share value:
 Beginning of period..........................................      $     9.65
  End of period...............................................      $     9.63
 Number of Accumulation Shares outstanding at end of period...          65,027
V.A. BOND
 Accumulation share value:
 Beginning of period..........................................      $    11.94
  End of period...............................................      $    12.01
 Number of Accumulation Shares outstanding at end of period...          48,019
V.A. STRATEGIC INCOME
 Accumulation share value:
 Beginning of period..........................................      $    12.25
  End of period...............................................      $    12.62
 Number of Accumulation Shares outstanding at end of period...          55,644
HIGH YIELD BOND Accumulation share value:
 Beginning of period..........................................      $    10.05
  End of period...............................................      $    10.27
 Number of Accumulation Shares outstanding at end of period...          26,664
 V.A. MONEY
 MARKET Accumulation share value:
 Beginning of period..........................................      $     1.11
  End of period...............................................      $     1.12
 Number of Accumulation Shares outstanding at end of period...       5,076,900

               APPENDIX A - DETAILS ABOUT OUR GUARANTEE PERIODS

 INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

  We back our obligations under the guarantee periods with John Hancock's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

  We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

     .  corporate bonds,

     .  mortgages,

     .  mortgage-backed and asset-backed securities, and

     .  government and agency issues.

  We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

 GUARANTEED INTEREST RATES

  We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

     .  receive your premium payment,

     .  effectuate your transfer, or

     .  renew your guarantee period.

  We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

 COMPUTATION OF MARKET VALUE ADJUSTMENT

  We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

LOGO

  where,

     .  G is the guaranteed rate in effect for the current guarantee period.

     . C is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

     . N is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

 SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

Premium payment                          $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Amount withdrawn or transferred          $11,664
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year           7%
guarantee (c)
-------------------------------------------------------------------------------------
Remaining guarantee period (n)           60 months
-------------------------------------------------------------------------------------

 Maximum positive adjustment: $10,000 x (1.08/2/ - 1.03/2/) = $1,055

 (i.e., the maximum withdrawal adjusted for market value adjustment is $12,719, or $11,664 + $1,055)

MARKET VALUE ADJUSTMENT:
LOGO

 Amount withdrawn or transferred (adjusted for market value adjustment): $11,664 + $273.79 = $11,937.79

 SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

Premium payment                          $10,000
-------------------------------------------------------------------------------------
Guarantee period                         7 years
-------------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------
Amount withdrawn or transferred          $11,664
-------------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
-------------------------------------------------------------------------------------
Guaranteed rate for new 5 year           9%
guarantee (c)
-------------------------------------------------------------------------------------
Remaining guarantee period(n)            60 months
-------------------------------------------------------------------------------------

 Maximum negative adjustment: $10,000 x (1.08/2/ - 1.03/2/) = $1,055

 (i.e., the maximum withdrawal adjusted for market value adjustment is $10,609,or $11,664 -$1,055)

MARKET VALUE ADJUSTMENT:
LOGO

 Amount withdrawn or transferred (adjusted for market value adjustment): $11,664
- $777.31= $10,886.69

 SAMPLE CALCULATION 3: POSITIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                                  $10,000
-------------------------------------------------------------------------------------------------------------
Existing guarantee period                                        7 years
-------------------------------------------------------------------------------------------------------------
Time of withdrawal or transfer                                   beginning of 3rd year of guaranteed period
-------------------------------------------------------------------------------------------------------------
Amount withdrawn or transferred                                  $11,664
-------------------------------------------------------------------------------------------------------------
Guaranteed rate (g)                                              8%
-------------------------------------------------------------------------------------------------------------
Guaranteed rate for new 5 year guarantee (c)                     5%
-------------------------------------------------------------------------------------------------------------
Remaining guarantee period(n)                                    60 months
-------------------------------------------------------------------------------------------------------------

 Amount of excess interest: $10,000 x (1.08 /2/ - 1.03/2 /) = $1,055

 (i.e. the maximum withdrawal adjusted for market value adjustment is $12,719, or $11,664 + $1,055)

MARKET VALUE ADJUSTMENT:
LOGO

 Since the market value adjustment exceeds the amount of excess interest of $1,055, the actual market value adjustment is $1,055.

 Amount withdrawn or transferred (adjusted for market value adjustment): $11,664 + $1,055 = $12,719

 SAMPLE CALCULATION 4: NEGATIVE ADJUSTMENT LIMITED BY AMOUNT OF EXCESS INTEREST

Premium payment                                                       $10,000
------------------------------------------------------------------------------------------------------------------
Guarantee period                                                      7 years
------------------------------------------------------------------------------------------------------------------
Time of withdrawal or transfer                                        beginning of 3rd year of guaranteed period
------------------------------------------------------------------------------------------------------------------
Amount withdrawn or transferred                                       $11,664
------------------------------------------------------------------------------------------------------------------
Guaranteed rate (g)                                                   8%
------------------------------------------------------------------------------------------------------------------
Guaranteed rate for new 5 year guarantee (c)                          10%
------------------------------------------------------------------------------------------------------------------
Remaining guarantee period(n)                                         60 months
------------------------------------------------------------------------------------------------------------------

 Amount of excess interest: $10,000 x (1.08 /2/ - 1.03/2 /) = $1,055

 (i.e., the minimum withdrawal adjusted for market value adjustment is $10,609, or $11,664 - $1,055)

MARKET VALUE ADJUSTMENT:
LOGO

 Since the market value adjustment exceeds the amount of excess interest of $1,055, the actual market value adjustment is -$1,055.

 Amount withdrawn or transferred (adjusted for market value adjustment): $11,664
- $1,055 = $10,609

 *All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

             APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

ASSUME THE FOLLOWING FACTS:

  On January 1, 2001, you make a $5,000 initial premium payment and we issue you a contract.

  On January 1, 2002, you make a $1,000 premium payment On January 1, 2003, you make a $1,000 premium payment.

  On January 1, 2004, the total value of your contract is $7,500 because of favorable investment earnings.

  Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a CDSL of $289.36. We withdraw a total of $7,289.36 from your contract.

  $7,000.00   --  withdrawal request payable to you
  +  289.36   --  withdrawal charge payable to us
  ---------
  $7,289.36   --  total amount withdrawn from your contract

HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

  1. We FIRST distribute to you the $500 profit you have in your contract ($7,500 total contract value less $7,000 of premiums you have paid) under the free withdrawal provision.

  2. Next we repay to you the $5,000 premium you paid in 2001. Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same contract year described in paragraph 1 above). We assess a withdrawal charge on the remaining balance of $4,800 from your 2001 premium. Because you made that premium payment 3 years ago, the withdrawal charge percentage is 4%. We deduct the resulting $192 from your contract to cover the withdrawal charge on your 2001 premium payment. We pay the remainder of $4,608 to you as a part of your withdrawal request.

  $5,000
   - 200  --  free withdrawal amount (payable to you)
  ------
  $4,800
    x.04
  ------
  $  192  --  withdrawal charge on 2001 premium payment (payable to us)

  $4,800
   - 192
  ------
  $4,608  --  part of withdrawal request payable to you

  3. We NEXT deem the entire amount of your 2002 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 2002 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

  $1,000
   x .05
  ------
     $50   --  withdrawal charge on 2002 premium payment (payable to us)

  $1,000
    - 50
  ------
    $950   --   part of withdrawal request payable to you

  4. We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,608 from your 2001 premium payment under paragraph 2, and $950 from your 2003 premium payment under paragraph 3. Therefore, $742 is needed to reach $7,000.

  $7,000 -- total withdrawal amount requested - 500 -- profit - 200 -- free withdrawal amount

  -4,608 -- payment deemed from initial premium payment - 950 -- payment deemed from 2002 premium payment
  ------
   $ 742 -- additional payment to you needed to reach $7,000

  We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

  Remainder due to you  =  Withdrawal needed - [applicable withdrawal charge percentage times withdrawal needed]

    $742      =   x - [.06x]
    $742      =        .94x
    $742/.94  =   x
    $789.36   =   x

    $789.36   --   deemed withdrawn from 2003 premium payment
  - $742.00   --   part of withdrawal request payable to you
  ---------
    $ 47.36   --   withdrawal charge on 2003 premium deemed withdrawn (payable to us)

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                         SUPPLEMENT DATED MAY 1, 2000

                                      TO

                         PROSPECTUS DATED MAY 1, 2000

                                 NEW YORK ONLY


Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to REVOLUTION VALUE VARIABLE ANNUITY contracts delivered or issued for delivery in New York:

 .      The maximum annual contract fee is $30 each year.

 .      The waiver of withdrawal charge rider described on page 24 is not available.

 .      If the annuitant dies before your contract's date of maturity, the
    "standard" death benefit is the greater of the total value of your contract (without adjustment by any then-applicable market value adjustment), or the total amount of premium payments made (minus any partial withdrawals and related withdrawal charges).

 .      The enhanced death benefit rider described on page 26 is not available.
    Instead, if you are under age 80 when you apply for your contract, you may elect to enhance the standard death benefit by purchasing a "one year stepped-up" death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of (i) the standard death benefit, or (ii) the highest total value of your contract as of any anniversary of your contract to date (prior to the anniversary of the contract nearest the annuitant's 81st birthday), plus any premium payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary. We count only those contract anniversaries that occur before we receive proof of death. We charge a separate monthly charge for this rider at the beginning of each month. The charge is 1/12th of an annual percentage equal to 0.15% of your contract's total value. For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request. This rider (and related charges) will terminate on the contract's date of maturity, upon your surrendering the contract, or upon your written request that we terminate it.

 .      The accumulated value enhancement and guaranteed retirement income benefit described on pages 27 and 28 are not available.

 .      If you return your contract for any reason within 10 days after you receive it, we will pay you the value of your contract, increased by any charges deducted from your premium payments before allocation to the variable investment options, and with no adjustments for the market value adjustment. If your contract has no value, we will pay you at least the amount we reserved for future liability under the contract.

 .      We will notify you of the end of a guarantee period at least 45 days prior to its expiration. If you select a guarantee period that extends beyond your contract's date.

    of maturity, your maturity date will automatically be changed to the annuitant's 90th birthday.

 .      The market value adjustment described on page 33 will not apply to death benefits. We will also calculate the MVA under a different formula then the formula shown in Appendix A

 We compare

     . the guaranteed rate of the guarantee period from which the assets are being taken WITH

     . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on the guarantee period from which the assets are being taken.

 If the first rate exceeds the second by more than 1/4%, the market value adjustment produces an increase in your contract's value.

 If the first rate does not exceed the second by at least 1/4%, the market value adjustment produces a decrease in your contract's value.

 .      The factor we will use to compute the Market value adjustment is expressed by the following formula:
LOGO

 .      In Sample Calculation 1: Positive Adjustment, shown on pages 51 and 52, the MARKET VALUE ADJUSTMENT is::

LOGO

  The amount withdrawn or transferred (adjusted for market value adjustment)
                                      is
                        $11,664 + $413.58 = $$12,077.58

 .      In Sample Calculation 2: Negative Adjustment, shown on page 51, the
     MARKET VALUE ADJUSTMENT  is:

LOGO

  The amount withdrawn or transferred (adjusted for market value adjustment)
                                      is
                        $11,664 - $652.18 = $11,011.82

 .      In Sample Calculation 3: Positive Adjustment Limited by Amount of Excess
     Interest, shown on page 53, the MARKET VALUE ADJUSTMENT is: :

LOGO

    Since the market value adjustment exceeds the amount of excess interest of $1,055, the actual market value adjustment is - $1,055.

 .      In Sample Calculation 4: Negative Adjustment Limited by Amount of Excess
     Interest, shown on pages 53 and 54, the MARKET VALUE ADJUSTMENT is:

LOGO

    Since the market value adjustment exceeds the amount of excess interest of $1,055, the actual market value adjustment is -$1,055.

                      STATEMENT OF ADDITIONAL INFORMATION



                               REVOLUTION VALUE


           DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS


                                   FUNDED IN


                      JOHN HANCOCK LIFE INSURANCE COMPANY


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H


                              __________________


This statement of additional information ("SAI"), dated May 1, 2000 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account H (the "Account") dated May 1, 2000, for the contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, 529 Main Street, Charlestown, Massachusetts 02129, telephone number 1-800-824-0335.



                               TABLE OF CONTENTS


                               _________________

                                                                           PAGE OF SAI
                                                                           -----------
Variations in Charges.....................................................       2
Distribution..............................................................       2
Calculation of Performance Data ..........................................       2
Calculation of Annuity Payments...........................................       4
Additional Information About Determining Unit Values......................       7
Purchases and Redemptions of Fund Shares..................................       7
The Account...............................................................       8
Delay of Certain Payments.................................................       8
Liability for Telephone Transfers.........................................       8
Voting Privileges.........................................................       9
Financial Statements......................................................      10

ACCT H (REVVAL) 5/00

                             VARIATIONS IN CHARGES


     In the future, we may allow a reduction in or the elimination of the withdrawal charge, the charge for mortality and expense risks, the administrative services charge, the annual contract fee, or the charge for any rider. The affected contracts would involve sales to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such contracts and the benefits offered, or the costs associated with administering or maintaining the contracts.

     The entitlement to such a reduction in or elimination of charges and fees will be determined by John Hancock based upon factors such as the following:
 (1) the size of the initial premium payment, (2) the size of the group or class, (3) the total amount of premium payments expected to be received from the group or class and the manner in which premium payments are remitted, (4) the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, (5) the purpose for which the contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced, or (6) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or fees according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

                                 DISTRIBUTION

     The distribution of the contracts through John Hancock Funds, Inc. ("JHFI") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and JHFI, the amounts we paid JHFI under that agreement for such services were as follows:

         YEAR              AMOUNT PAID TO JHFI
         ----              -------------------
 1999                            6,338,774
 1998                           $4,655,842
 1997                           $1,869,477


                        CALCULATION OF PERFORMANCE DATA

     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

AVERAGE ANNUAL TOTAL RETURN

     The Account will calculate the average annual total return for each variable investment option (other than the Money Market option), according to the following formula prescribed by the SEC:

                             P x ( 1 + T ) n = ERV

 where               P = a hypothetical initial premium payment of $1,000

                     T = average annual total return
                     n =  number of years
                     ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

     Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment made into the variable investment option at the beginning of the period and full redemption at the end of the period. It reflects adjustments for all Trust and contract level charges except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

     On the basis, the following table shows the average total return for each variable investment option for the periods ended December 31, 1999:

                       AVERAGE ANNUALIZED TOTAL RETURNS
                       --------------------------------

                                                                                                  DATE OF
VARIABLE INVESTMENT OPTION/*/                YEAR TO DATE    1 YEAR/**/     5 YEAR   10 YEAR     INCEPTION/***/
-----------------------------
V.A. Sovereign
Investors.........................                 -3.05%      -3.05%           N/A      N/A          8/29/96
V.A. Core Equity..................                  6.42%       6.42%           N/A      N/A          8/29/96
Aggressive Balanced...............                    N/A         N/A           N/A      N/A          8/30/99
Fidelity VIP
Contrafund(R).....................                 16.55%      16.55%           N/A      N/A          8/29/96
Equity Index......................                 13.53%      13.53%           N/A      N/A          8/29/96
Large Cap Value CORE..............                    N/A         N/A           N/A      N/A          8/30/99
V.A. Financial
Industries........................                 -6.15%      -6.15%           N/A      N/A          8/29/96
Large Cap Aggressive
Growth............................                    N/A         N/A           N/A      N/A          8/30/99
Fidelity VIP Growth...............                 29.53%      29.53%           N/A      N/A          8/29/96
MFS Growth........................                    N/A         N/A           N/A      N/A           5/3/99
Large/Mid Cap Value...............                    N/A         N/A           N/A      N/A          8/30/99
Mid Cap Blend.....................                    N/A         N/A           N/A      N/A          8/30/99
AIM V.I. Value....................                 22.28%      22.28%           N/A      N/A          8/29/96
MFS Research......................                 16.55%      16.55%           N/A      N/A          8/29/96
AIM V.I. Growth...................                 27.53%      27.53%           N/A      N/A          8/29/96
Fundamental Mid Cap
Growth............................                    N/A         N/A           N/A      N/A          8/30/99
Small/Mid Cap Value...............                    N/A         N/A           N/A      N/A          8/30/99
Small/Mid Cap CORE................                 12.99%      12.99%           N/A      N/A          4/30/98
Small/Mid Cap Growth..............                 -1.84%      -1.84%           N/A      N/A          8/29/96
Small Cap Growth..................                 62.22%      62.22%           N/A      N/A          8/29/96
MFS New Discovery.................                 71.31%      71.31%           N/A      N/A          4/30/98
Global Balanced...................                 -1.87%      -1.87%           N/A      N/A          8/29/96
Templeton International
Securities........................                 15.68%      15.68%           N/A      N/A          5/21/97
International Equity..............                    N/A         N/A           N/A      N/A          8/30/99
Fidelity VIP Overseas.............                 34.58%      34.58%           N/A      N/A          8/29/96
Templeton Developing
Markets Securities................                 45.30%      45.30%           N/A      N/A          5/21/97
Short-Term Bond...................                  1.68%       1.68%           N/A      N/A          8/29/96
Bond Index........................                 -3.77%      -3.77%           N/A      N/A          4/30/98
V.A. Bond.........................                 -1.76%      -1.76%           N/A      N/A          8/29/96
V.A. Strategic Income.............                  3.53%       3.53%           N/A      N/A          8/29/96
High Yield Bond...................                  3.82%       3.82%           N/A      N/A          4/30/98
V.A. Money Market.................                  3.40%       3.40%           N/A      N/A          8/29/96

* Absent expense reimbursements to certain Funds, total return figures for the related variable investment options would have been lower.

**      or since inception of the applicable Fund or its predecessor.

***     of the Fund or its predecessor.

CURRENT AND EFFECTIVE YIELD FOR THE V.A. MONEY MARKET OPTION

     The Account may calculate current yield and effective yield figures for the V.A. Money Market option. The current yield of the V.A. Money Market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical owner account having a balance of one unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the V.A. Money Market Fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying V.A. Money Market Fund shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

     The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield    = (Base period return + 1)/(365/7) / - 1

     For the 7-day period ending December 31, 1999, the V.A. Money Market option's current yield at the Account level was 3.65% and its effective yield was 3.72%.

OTHER PERFORMANCE INFORMATION

     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

     We also use Ibottson and Associates, CDA Weisenberger, and F.C. Towers for comparison purposes, as well as the Russell and Wilshire indexes. We may also use performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's and Barron's. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

                        CALCULATION OF ANNUITY PAYMENTS

CALCULATION OF ANNUITY UNITS

     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option.
 Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

     For each variable investment option, we THEN divide:


                        the resulting value (minus any
                              premium tax charge)

                                      by

                                    $1,000
--------------------------------------------------------------------------------

and multiply the result by the applicable annuity purchase rate set forth in the contract and reflecting

(1)  the age and, possibly, sex of the payee and

(2)  the assumed investment rate (discussed below)
--------------------------------------------------------------------------------

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

the amount of the initial monthly variable annuity payment from that variable annuity option

                                      BY

the annuity unit value of that variable investment option as of 10 calendar days prior to the date the initial payment is due
--------------------------------------------------------------------------------

      For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.
LOGO

     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

ANNUITY UNIT VALUES

     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

              ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE

     For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

(2) for each calendar day in the period, a deduction of 0.003425% of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES

     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLES ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES

     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 -$137.00) divided by $4,000,000 or 0.0009658.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or $1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    PURCHASES AND REDEMPTIONS OF FUND SHARES

     John Hancock purchases and redeems Fund shares for the Account at their net asset value without any sales or redemption charges. Each available Fund issues its own separate series of Fund shares. Each such series represents an interest in one of the Funds of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

                                  THE ACCOUNT

     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by John Hancock to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                           DELAY OF CERTAIN PAYMENTS

     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS

     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

 .    requiring personal identification,

 .    tape recording calls, and

 .    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                               VOTING PRIVILEGES

      Here's the formula we use to determine the number of Fund shares as to which you may give instructions:

the total value of your accumulation units value in a variable investment option divided by

           the net asset value of 1 share of the corresponding Fund
--------------------------------------------------------------------------------

     At a shareholders' meeting, you may give instructions regarding:

 .    the election of the Board of Trustees,

 .    the ratification of the selection of independent auditors,

 .    the approval of the Trusts' investment management agreements,

 .    and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the Fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of Fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that Fund by the net asset value of one share of that Fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own Fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

     We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

    In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1999 and 1998 or the results of its operations or its cash flows for the years then ended.

     However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                         December 31
                                                    -----------------------
                                                       1999         1998
                                                    ----------  -----------
                                                        (in millions)
ASSETS
Bonds--Note 6 . . . . . . . . . . . . . . . . . .   $26,188.1    $23,353.0
Stocks:
  Preferred . . . . . . . . . . . . . . . . . . .       926.6        844.7
  Common  . . . . . . . . . . . . . . . . . . . .       458.4        269.3
  Investments in affiliates . . . . . . . . . . .     1,465.8      1,520.3
                                                    ---------    ---------
                                                      2,850.8      2,634.3
Mortgage loans on real estate--Note 6 . . . . . .     9,165.9      8,223.7
Real estate:
  Company occupied  . . . . . . . . . . . . . . .       366.6        372.2
  Investment properties . . . . . . . . . . . . .       501.7      1,472.1
                                                    ---------    ---------
                                                        868.3      1,844.3
Policy loans  . . . . . . . . . . . . . . . . . .     1,577.8      1,573.8
Cash items:
  Cash in banks and offices . . . . . . . . . . .       292.6        241.5
  Temporary cash investments  . . . . . . . . . .       868.0      1,107.4
                                                    ---------    ---------
                                                      1,160.6      1,348.9
Premiums due and deferred . . . . . . . . . . . .       234.8        253.4
Investment income due and accrued . . . . . . . .       574.8        527.5
Other general account assets  . . . . . . . . . .     1,364.7      1,156.6
Assets held in separate accounts  . . . . . . . .    16,746.0     17,447.0
                                                    ---------    ---------
TOTAL ASSETS  . . . . . . . . . . . . . . . . . .   $60,731.8    $58,362.5
                                                    =========    =========




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             December 31
                                                       -----------------------
                                                         1999          1998
                                                       ----------  -----------
                                                          (in millions)
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . .   $20,574.1    $19,804.8
  Policyholders' and beneficiaries' funds  . . . . .    16,128.3     14,216.9
  Dividends payable to policyholders . . . . . . . .       464.8        449.1
  Policy benefits in process of payment  . . . . . .       132.3        111.4
  Other policy obligations . . . . . . . . . . . . .       304.7        322.6
  Asset valuation reserve--Note 1  . . . . . . . . .     1,242.9      1,289.6
  Federal income and other accrued Taxes--Note 1 . .       (12.1)       211.5
  Other general account obligations  . . . . . . . .     1,695.0      1,109.3
  Obligations related to separate accounts . . . . .    16,745.1     17,458.6
                                                       ---------    ---------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . .    57,275.1     54,973.8
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus note--Note 2 . . . . . . . . . . . . . . .       450.0        450.0
  Special contingency reserve for group insurance. .       153.4        160.0
  General contingency reserve  . . . . . . . . . . .     2,853.3      2,778.7
                                                       ---------    ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES  . . . . .     3,456.7      3,388.7
                                                       ---------    ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES. . . . . . . . . . . . . . . . . . . . . .   $60,731.8    $58,362.5
                                                       =========    =========




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES


                                                        Year ended December 31
                                                       ------------------------
                                                          1999          1998
                                                       -----------  -----------
                                                            (In millions)
INCOME
  Premiums, annuity considerations and pension
    fund contributions . . . . . . . . . . . . . .     $ 9,622.9     $ 8,844.0
  Net investment income--Note 4  . . . . . . . . .       3,033.4       2,956.2
  Other, net . . . . . . . . . . . . . . . . . . .         241.9         233.8
                                                       ---------     ---------
                                                        12,898.2      12,034.0
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits  . . . . . . . . . . . . . . .         675.6         582.9
     Accident and health benefits  . . . . . . . .          94.4          76.9
     Annuity benefits  . . . . . . . . . . . . . .       1,734.3       1,612.4
     Surrender benefits and annuity fund
      withdrawals. . . . . . . . . . . . . . . . .       7,410.6       6,712.4
     Matured endowments  . . . . . . . . . . . . .          18.6          20.7
                                                       ---------     ---------
                                                         9,933.5       9,005.3
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries. .       1,238.9       1,106.7
  Expenses of providing service to policyholders
    and obtaining new insurance:
     Field sales compensation and expenses . . . .         248.8         290.7
     Home office and general expenses  . . . . . .         717.8         529.0
  Payroll, state premium and miscellaneous taxes .          48.9          52.0
                                                       ---------     ---------
                                                        12,187.9      10,983.7
                                                       ---------     ---------
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL GAINS  . . . . . . .         710.3       1,050.3
Dividends to policyholders . . . . . . . . . . . .         461.1         446.0
Federal income tax credit--Note 1  . . . . . . . .        (216.9)         (2.8)
                                                       ---------     ---------
                                                           244.2         443.2
                                                       ---------     ---------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL GAINS . . . . . . . . . . . . . .         466.1         607.1
Net realized capital gains--Note 5 . . . . . . . .          29.0           0.7
                                                       ---------     ---------
        NET INCOME . . . . . . . . . . . . . . . .         495.1         607.8
Other increases/(decreases) in policyholders'
 contingency reserves:
  Net unrealized capital losses and other
    adjustments--Note 5  . . . . . . . . . . . . .        (147.0)       (214.5)
  Prior years' federal income taxes  . . . . . . .         (21.9)        (25.5)
  Other reserves and adjustments, net--Notes 1, 7
    and 13 . . . . . . . . . . . . . . . . . . . .        (258.2)       (136.9)
                                                       ---------     ---------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY
         RESERVES. . . . . . . . . . . . . . . . .          68.0         230.9
Policyholders' contingency reserves at beginning
 of year . . . . . . . . . . . . . . . . . . . . .       3,388.7       3,157.8
                                                       ---------     ---------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR     $ 3,456.7     $ 3,388.7
                                                       =========     =========


The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                        Year ended December 31
                                                       ------------------------
                                                          1999          1998
                                                       -----------  -----------
                                                            (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and
    deposits . . . . . . . . . . . . . . . . . . . . . $  9,816.6    $  8,945.5
  Net investment income  . . . . . . . . . . . . . . .    2,966.1       2,952.8
  Benefits to policyholders and beneficiaries  . . . .  (10,047.9)     (9,190.4)
  Dividends paid to policyholders  . . . . . . . . . .     (445.4)       (396.6)
  Insurance expenses and taxes . . . . . . . . . . . .   (1,015.3)       (874.4)
  Net transfers from separate accounts . . . . . . . .    1,436.6         131.1
  Other, net . . . . . . . . . . . . . . . . . . . . .     (264.2)       (181.7)
                                                       ----------    ----------
     NET CASH PROVIDED FROM OPERATIONS . . . . . . . .    2,446.5       1,386.3
                                                       ----------    ----------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases . . . . . . . . . . . . . . . . . . .  (15,946.3)    (12,403.6)
  Bond sales . . . . . . . . . . . . . . . . . . . . .   10,098.5       8,447.8
  Bond maturities and scheduled redemptions  . . . . .    2,443.9       2,537.7
  Bond prepayments . . . . . . . . . . . . . . . . . .      644.9       1,202.7
  Stock purchases  . . . . . . . . . . . . . . . . . .   (2,546.2)       (623.2)
  Proceeds from stock sales  . . . . . . . . . . . . .    2,174.0         378.4
  Real estate purchases  . . . . . . . . . . . . . . .     (188.7)       (147.6)
  Real estate sales  . . . . . . . . . . . . . . . . .    1,258.4         630.5
  Other invested assets purchases  . . . . . . . . . .     (127.9)       (185.3)
  Proceeds from the sale of other invested assets. . .      358.4         120.5
  Mortgage loans issued  . . . . . . . . . . . . . . .   (2,254.2)     (1,978.5)
  Mortgage loan repayments . . . . . . . . . . . . . .    1,267.3       1,575.6
  Other, net . . . . . . . . . . . . . . . . . . . . .      183.1         (38.6)
                                                       ----------    ----------
     NET CASH USED IN INVESTING ACTIVITIES . . . . . .   (2,634.8)       (483.6)
                                                       ----------    ----------
CASH FLOWS USED IN FINANCING ACTIVITIES:
  Net decrease in short-term note payable  . . . . . .        0.0         (75.0)
  Repayment of REMIC notes payable . . . . . . . . . .        0.0        (203.6)
                                                       ----------    ----------
     NET CASH USED IN FINANCING ACTIVITIES . . . . . .        0.0        (278.6)
                                                       ----------    ----------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS . . . . . . . . . . . . . . . . . . . . .     (188.3)        624.1
Cash and temporary cash investments at beginning
 of year . . . . . . . . . . . . . . . . . . . . . . .    1,348.9         724.8
                                                       ----------    ----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR . . $  1,160.6    $  1,348.9
                                                       ==========    ==========




The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. Pursuant to a Plan of Reorganization, effective February 1, 2000, the Company converted from a mutual life insurance company to a stock life insurance company and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. See Note 15--Subsequent Events.

The Company offers financial products in two major groups: (i) its retail business, which offers protection and asset gathering products primarily to retail consumers; and (ii) the investment and pension business, which offers guaranteed and structured financial products primarily to institutional customers. In addition, there is a corporate business unit. The Company's reportable business units are strategic business units offering different products and services. The reportable business units are managed separately, as they focus on different products, markets or distribution channels.

In the Retail-Protection business unit, the Company offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

In the Retail-Asset Gathering business unit, the Company offers individual annuities, consisting of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. This business unit distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

In the Investment and Pension business unit, the Company offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The business unit distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals.

The Corporate business unit primarily consists of certain corporate operations and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the business units and certain non-recurring expenses not allocated to the business units. The disposed businesses primarily consist of group health operations.

The Company established a "corporate account" as part of the Corporate business unit to facilitate the capital management process. The corporate account contains capital not allocated to support the operations of the Company's business units.

Late in the fourth quarter of 1999, the Company transferred certain assets from the business units to the corporate account. These assets include investments in certain subsidiaries and the home office real estate complex (collectively referred to as "corporate purpose assets"). Historically, the Company has allocated the investment performance or other earnings of corporate purpose assets among all of the business units. However, subsequent to the conversion to a stock life insurance company, the Company will centrally manage the performance of corporate purpose assets through the corporate account.

The asset transfer directly affected certain group pension participating contractholders because those contracts have participating features under which crediting rates and dividends are affected directly by portfolio earnings. Certain

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

participating contractholders participate in contract experience related to net investment income and realized capital gains and losses in the general account. These participating contractholders were compensated for transferred assets based on the fair value of the assets transferred, which amounted to $771.7 million. These participating contractholders were credited with their portion of the difference between the fair value and carrying value of the assets transferred through the crediting rates and dividends on their contracts. The after-tax amount of the transfer was $170.8 million which was charged directly to policyholders' contingency reserve.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period or future estimated gross profits or gross margins; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY adopt Codification effective January 1, 2001. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The collars are carried at fair value, with changes in fair value reflected directly in policyholders' contingency reserves.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a book value of $1,057.3 million and $533.8 million were sold in 1999 and 1998, respectively, and an additional $125.3 million of real estate is expected to be sold in 2000. Net gains on the properties sold amounted to $140.8 million and $64.3 million in 1999 and 1998, respectively. Those properties to be sold subsequent to December 31, 1999 are carried at the lower of depreciated cost at the date a determination to sell was made or fair value. Accumulated depreciation amounted to $254.4 million and $370.0 million at December 31, 1999 and 1998, respectively.

  Real estate acquired in satisfaction of debt and real estate held for sale, which are classified with investment properties, are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company historically makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. In connection with the Company's plans to dispose of certain real estate holdings, during 1998, an additional contribution was recorded that resulted in the AVR exceeding the prescribed maximum reserve level by $48.0 million and $111.3 million at December 31, 1999 and 1998, respectively. The Company received permission from the Massachusetts Division of Insurance to record its AVR in excess of the prescribed maximum reserve level. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $51.4 million, amounted to $261.7 million that is included in other policy obligations. The corresponding 1998 amounts were $34.9 million and $261.6 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $29.2 million in 1999 and $31.4 million in 1998 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Non-admitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $19.7 million in 1999 and $20.1 million in 1998.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments,'' requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 14.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments, which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximate their fair values.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999. The fair value for commitments to purchase other invested assets approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 21/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to 83/4%.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

The statement value and fair value for investment-type insurance contracts are as follows:


                                     December 31, 1999      December 31, 1998
                                    --------------------  ----------------------
                                    Statement    Fair     Statement     Fair
                                      Value      Value      Value       Value
                                    ---------  ---------  ---------  -----------
                                                  (in millions)
Guaranteed investment contracts     $13,111.6  $12,617.2  $12,666.9   $12,599.7
Fixed rate deferred and immediate
 annuities . . . . . . . . . . . .    4,685.7    4,656.9    4,375.0     4,412.2
Supplementary contracts without
 life contingencies  . . . . . . .       55.7       55.7       42.7        44.7
                                    ---------  ---------  ---------   ---------
                                    $17,853.0  $17,329.8  $17,084.6   $17,056.6
                                    =========  =========  =========   =========



Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the Internal Revenue Service sets the DER after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

The Company made federal tax payments of $115.0 million in 1999 and $74.9 million in 1998.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. No such refinements were made during 1999 or 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at 7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of Insurance of the Commonwealth of Massachusetts. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during 1999 and 1998.

NOTE 3--BORROWED MONEY

At December 31, 1999, the Company had two syndicated lines of credit with a group of banks totaling $1.0 billion, $500.0 million of which expire on July 29, 2000 and $500.0 million of which expire on June 30, 2001. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance within each line of credit agreement. Under the terms of the agreements, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 1999. At December 31, 1999, the Company had no outstanding borrowings under either agreement.

Interest paid on borrowed money was $7.9 million and $6.6 million during 1999 and 1998, respectively.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                             1999      1998
                                                            -------  --------
                                                             (In millions)
Investment expenses . . . . . . . . . . . . . . . . . . .   $277.1    $317.5
Interest expense  . . . . . . . . . . . . . . . . . . . .     41.4      44.3
Depreciation on real estate and other invested assets . .     22.9      41.6
Real estate and other investment taxes. . . . . . . . . .     41.8      60.1
                                                            ------    ------
                                                            $383.2    $463.5
                                                            ======    ======



NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains consist of the following items:


                                                    1999       1998
                                                  --------  ----------
                                                    (In millions)
Net gains from asset sales and foreclosures       $ 260.3    $ 303.3
Capital gains tax . . . . . . . . . . . . . .      (179.8)    (171.7)
Net capital gains transferred to the IMR. . .       (51.5)    (130.9)
                                                  -------    -------
  Net Realized Capital Gains  . . . . . . . .     $  29.0    $   0.7
                                                  =======    =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Net unrealized capital losses and other adjustments consist of the following items:


                                                              1999       1998
                                                            --------  ---------
                                                              (In millions)
Net losses from changes in security values and book value
 adjustments. . . . . . . . . . . . . . . . . . . . . . .   $(193.7)    $ (90.6)
Decrease (increase) in asset valuation reserve. . . . . .      46.7      (123.9)
                                                            -------     -------
Net Unrealized Capital Losses and Other Adjustments . . .   $(147.0)     (214.5)
                                                            =======     =======



NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                             Gross       Gross
                                Statement  Unrealized  Unrealized
      December 31, 1999           Value      Gains       Losses     Fair Value
      -----------------         ---------  ----------  ----------  ------------
                                                (In millions)
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies . . . . . . . . . .   $   162.3   $    0.4    $    2.5    $   160.2
Obligations of states and
 political subdivisions . . .       111.3        6.6         4.4        113.5
Debt securities issued by
 foreign governments  . . . .       510.0       56.4         7.0        559.4
Corporate securities  . . . .    20,460.3      587.1       970.8     20,076.6
Mortgage-backed securities  .     4,944.2       22.1       167.7      4,798.6
                                ---------   --------    --------    ---------
  Total bonds . . . . . . . .   $26,188.1   $  672.6    $1,152.4    $25,708.3
                                =========   ========    ========    =========

      December 31, 1998
      -----------------
U.S. Treasury securities and
 obligations of U.S.
 government corporations and
 agencies . . . . . . . . . .   $   123.3   $    5.9    $    0.0    $   129.2
Obligations of states and
 political subdivisions . . .        86.4        9.9         0.0         96.3
Debt securities issued by
 foreign governments  . . . .       264.5       29.4         8.2        285.7
Corporate securities  . . . .    18,155.4    1,567.7       294.4     19,428.7
Mortgage-backed securities  .     4,723.4      181.2         5.2      4,899.4
                                ---------   --------    --------    ---------
  Total bonds . . . . . . . .   $23,353.0   $1,794.1    $  307.8    $24,839.3
                                =========   ========    ========    =========



The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                              Statement     Fair
                                                Value       Value
                                              ---------  -----------
                                                 (In millions)
Due in one year or less  . . . . . . . . .    $ 1,515.9   $ 1,513.2
Due after one year through five years. . .      5,876.1     5,871.2
Due after five years through ten years          6,801.3     6,684.9
Due after ten years  . . . . . . . . . . .      7,050.6     6,840.4
                                              ---------   ---------
                                               21,243.9    20,909.7
Mortgage-backed securities . . . . . . . .      4,944.2     4,798.6
                                              ---------   ---------
                                              $26,188.1   $25,708.3
                                              =========   =========

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Gross gains of $99.1 million in 1999 and $126.4 million in 1998 and gross losses of $94.4 million in 1999 and $62.3 million in 1998 were realized from the sale of bonds.

At December 31, 1999, bonds with an admitted asset value of $26.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $345.3 million and $258.4 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $177.7 million, and gross unrealized depreciation totaled $64.6 million. The fair value of preferred stock totaled $926.7 million at December 31, 1999 and $832.4 million at December 31, 1998.

The Company participates in a security-lending program for the purpose of enhancing income on securities held. At December 31, 1999 and 1998, $277.7 million and $421.5 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $19.3 million, bonds with amortized cost of $54.4 million and real estate with depreciated cost of $9.9 million were non-income as of December 31, 1999.

Restructured commercial mortgage loans aggregated $120.3 million and $230.5 million as of December 31, 1999 and 1998, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                             Year ended December 31
                                            -----------------------
                                               1999         1998
                                            -----------  ----------
                                                 (In millions)
Expected  . . . . . . . . . . . . . . . .      $10.8         $22.5
Actual  . . . . . . . . . . . . . . . . .        6.9          11.6



Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------       -------------       -------------       ---------------
                        (In millions)                            (In millions)
Apartments  . . . . .     $1,809.1     East North Central . .      $1,039.8
Hotels  . . . . . . .        404.0     East South Central . .         289.7
Industrial  . . . . .        816.8     Middle Atlantic  . . .       1,657.5
Office buildings  . .      2,309.1     Mountain . . . . . . .         326.7
Retail  . . . . . . .      1,619.4     New England  . . . . .         836.1
1-4 Family  . . . . .          3.4     Pacific  . . . . . . .       2,025.0
Agricultural  . . . .      1,803.6     South Atlantic . . . .       1,823.5
Other . . . . . . . .        400.5     West North Central . .         362.7
                                       West South Central . .         701.9
                                       Other  . . . . . . . .         103.0
                          --------                                 --------
                          $9,165.9                                 $9,165.9
                          ========                                 ========



At December 31, 1999, the fair values of the commercial and agricultural mortgage loan portfolios were $7.2 billion and $1.8 billion, respectively. The corresponding amounts as of December 31, 1998 were approximately $7.3 billion and $1.3 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 9.0% and 6.50% for other properties, and 10.0% and 7.125% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1999 were $673.5 million, $42.8 million, and $153.1 million, respectively. The corresponding amounts in 1998 were $784.0 million, $310.0 million, and $7.7 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $1,018.3 million, $488.5 million and $823.7 million, respectively. The corresponding amounts in 1998 were $873.9 million, $772.5 million and $712.2 million, respectively.

Premiums, benefits, and reserves ceded related to the group accident and health and related group life business sold in 1997, included in the amounts above, were $463.9 million, $449.0 million, and $231.7 million, respectively, at December 31, 1999. The corresponding amounts in 1998 were $458.2 million, $481.2 million, and $238.6 million, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:


                                               December 31
                                            -----------------
                                             1999      1998
                                            -------  --------
                                             (In millions)
Reinsurance recoverables  . . . . . . . .   $ 27.5    $18.6
Funds withheld from reinsurers  . . . . .    227.3     49.5

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $245.7 million at December 31, 1999 and $251.1 million at December 31, 1998.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $44.5 million and $4.9 million of cash to Variable Life in 1999 and 1998, respectively, for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

Variable Life also has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 inforce block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company made a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, taxes, reserve increase, commission expense allowances and premiums. This agreement decreased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company received $0.8 million and $1.0 million in 1999 and 1998, respectively, for mortality claims from Variable Life. This agreement increased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

John Hancock Reassurance Company of Bermuda (JHReCo, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of the Company's 1997 through 1999 issues of retail long-term care insurance policies. In connection with this agreement, the Company transferred $22.6 million and $1.9 million of cash to JHReCo in 1999 and 1998, respectively, for tax, commission, and expense allowances to JHReCo. This agreement increased the Company's net gain from operations by $17.4 million and $11.7 million in 1999 and 1998, respectively.

JHReCo has a modified coinsurance agreement with the Company to reinsure 30% of the Company's issues prior to January 1, 1997 and 50% of the Company's 1997 through 1999 issues of group long-term care insurance policies. In connection with this agreement, the Company transferred $49.9 million and $38.0 million of cash to JHReCo in 1999 and 1998, respectively, for tax, commission, and expense allowances to JHReCo. This agreement increased the Company's net gain from operations by $3.6 million and $3.9 million in 1999 and 1998, respectively.

JHReCo also has a modified coinsurance agreement with the Company to reinsure 50% of one of the Company's single premium annuity contracts sold in 1999. Premiums, benefits, and reserves ceded to JHReCo in 1999 were

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

$169.4 million, $15.6 million and $166.1 million, respectively. This agreement increased the Company's net gain from operations by $12.6 million in 1999.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks Inc. The business sold includes the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997 were transferred to UNICARE in connection with the sale. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement.

The Company has secured a $397.0 million letter of credit facility with a group of banks. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397.0 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter the Company recognized a charge to policyholders' contingency reserves for uncollectible reinsurance of $186.1 million, aftertax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 1999, would not be material.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, controls, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified defined benefit and defined contribution pension plans. In addition, through nonqualified plans, the Company provided supplemental pension benefits to employees with salaries and/ or pension benefits in excess of the qualified plan limits imposed by federal tax law. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $97.6 million in 1999 and $92.6 million in 1998. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Because the qualified defined benefit plans are overfunded, no amounts were contributed to these plans in 1999 or 1998. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plans, which are underfunded, for which accumulated benefit obligations are in excess of plan assets were $257.4 million and $239.3 million, respectively, at December 31, 1999 and $221.3 million and $194.8 million, respectively, at December 31, 1998. Non-qualified plan assets, at fair value, were $1.0 million and $1.2 million at December 31, 1999 and 1998, respectively.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $10,000 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $10,000. The Company matches the first 3% of pre-tax contributions for marketing representatives and the first 2% of pre-tax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service. The expense for defined contribution plans was $8.5 million and $8.1 million in 1999 and 1998, respectively.

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 1999 and 1998, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees. Plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The changes in benefit obligation and plan assets are summarized as follows:


                                           Year ended December 31
                                 ----------------------------------------------
                                     Pension Benefits         Other Benefits
                                 -----------------------   --------------------
                                    1999         1998        1999       1998
                                 -----------  -----------  --------  ----------
                                                (In millions)
Change in benefit obligation:
Benefit obligation at beginning
 of year . . . . . . . . . . . .  $1,808.4     $1,704.0    $ 366.9    $ 381.0
Service cost . . . . . . . . . .      33.8         32.8        6.6        6.8
Interest cost  . . . . . . . . .     119.0        115.5       23.9       24.4
Actuarial loss/(gain)  . . . . .      30.7         55.5       (0.3)     (16.8)
Amendments . . . . . . . . . . .      19.9          0.0        0.0        0.0
Benefits paid  . . . . . . . . .    (106.5)       (99.4)     (29.0)     (28.5)
                                  --------     --------    -------    -------
Benefit obligation at end of
 year. . . . . . . . . . . . . .   1,905.3      1,808.4      368.1      366.9
                                  --------     --------    -------    -------
Change in plan assets:
Fair value of plan assets at
 beginning of year . . . . . . .   2,202.2      1,995.5      215.2      172.7
Actual return on plan assets . .     277.7        296.1       17.7       39.9
Employer contribution  . . . . .      10.9         10.0        0.0        2.6
Benefits paid  . . . . . . . . .    (106.5)       (99.4)       0.0        0.0
                                  --------     --------    -------    -------
Fair value of plan assets at
 end of year . . . . . . . . . .   2,384.3      2,202.2      232.9      215.2
                                  --------     --------    -------    -------
Funded status  . . . . . . . . .     479.0        393.8     (135.2)    (151.7)
Unrecognized actuarial loss  . .    (349.7)      (292.0)    (155.7)    (163.0)
Unrecognized prior service cost       39.1         23.1       16.0       17.8
Unrecognized net transition
 (asset) obligation  . . . . . .     (11.8)       (23.9)     273.3      294.3
                                  --------     --------    -------    -------
Net amount recognized  . . . . .  $  156.6     $  101.0    $  (1.6)   $  (2.6)
                                  --------     --------    -------    -------

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The assumptions used in accounting for the benefit plans were as follows:


                                             Year ended December 31
                                   --------------------------------------------
                                       Pension Benefits        Other Benefits
                                   -----------------------   ------------------
                                      1999         1998        1999      1998
                                   -----------  -----------  -------  ---------
Discount rate  . . . . . . . . . .    7.00%        6.75%      7.00%     6.75%

Expected return on plan assets . .    8.50%        8.50%      8.50%     8.50%

Rate of compensation increase  . .    4.77%        4.56%      4.77%     4.00%

For measurement purposes, a 5.50 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually to 5.25 percent in 2001 and remain at that level thereafter.

Net periodic benefit (credit) cost includes the following components:


                                            Year ended December 31
                                   --------------------------------------------
                                       Pension Benefits        Other Benefits
                                   -----------------------   ------------------
                                      1999         1998        1999      1998
                                   -----------  -----------  -------  ---------
                                                 (In millions)
Service cost . . . . . . . . . . .  $  33.8      $  32.8     $  6.6    $  6.8
Interest cost  . . . . . . . . . .    119.0        115.5       23.9      24.4
Expected return on plan assets . .   (182.9)      (165.6)     (18.2)    (39.9)
Amortization of transition
 (assets) obligation . . . . . . .    (12.1)       (11.6)      21.0      20.9
Amortization of prior service
 cost. . . . . . . . . . . . . . .      3.9          6.5        1.8       1.9
Recognized actuarial (gain) loss       (6.3)        (2.6)      (7.1)     19.0
                                    -------      -------     ------    ------
  Net periodic benefit (credit)
    cost . . . . . . . . . . . . .  $ (44.6)     $ (25.0)    $ 28.0    $ 33.1
                                    =======      =======     ======    ======

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:


                                       1-Percentage Point   1-Percentage Point
                                            Increase             Decrease
                                       ------------------  --------------------
                                                   (In millions)
Effect on total of service and
 interest costs  . . . . . . . . . .         $ 2.9               $ (2.6)
Effect on postretirement benefit
 obligations . . . . . . . . . . . .          29.0                (26.1)

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial service entities.

Total assets of unconsolidated majority-owned affiliates amounted to $16.0 billion at December 31, 1999 and $13.8 billion at December 31, 1998; total liabilities amounted to $14.5 billion at December 31, 1999 and $12.5 billion at December 31, 1998; and total net income was $99.5 million in 1999 and $148.5 million in 1998.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements (See Note 7). Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 13).

The Company received dividends of $129.0 million and $62.2 million in 1999 and 1998, respectively, from unconsolidated affiliates.

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows at December 31:


                                                          Assets (Liabilities)
                         Number of Contracts/   -------------------------------------------
                           Notional Amounts             1999                  1998
                        ---------------------   ---------------------  --------------------
                                                 Carrying     Fair     Carrying    Fair
                           1999        1998       Value      Value      Value      Value
                        ----------  ----------  ----------  ---------  --------  ----------
                                                  (In millions)
Futures contracts to
 sell securities  . . .  $ 18,805    $ 11,286     $31.5      $ 31.5     $(3.1)    $  (3.1)
Futures contracts to
 acquire securities . .     4,006       1,464      (0.9)       (0.9)     (0.3)       (0.3)
Interest rate swap
 agreements . . . . . .   9,194.0     7,684.0        --       (27.2)       --      (159.1)
Interest rate cap
 agreements . . . . . .     115.0       115.0       0.2         0.2       0.4         0.4
Interest rate floor
 agreements . . . . . .     125.0       125.0       0.1         0.1       0.7         0.7
Interest rate swaption
 agreements . . . . . .      30.0         0.0      (3.6)       (3.6)       --         0.0
Currency rate swap
 agreements . . . . . .   5,797.0     2,881.5        --       (44.8)       --        16.2
Equity collar
 agreements . . . . . .        --          --      53.0        53.0      28.6        28.6

Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in 2000.

The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential for gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

The interest rate swap agreements expire in 2000 to 2029. The interest rate cap agreements expire in 2000 to 2008. Interest rate floor agreements expire in 2003. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 2000 to 2021. The equity collar agreements expire in 2003.

The Company's exposure to credit risk is the risk of loss from counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

NOTE 11--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $24.3 million in 1999 and $26.2 million in 1998. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:


                                                 December 31, 1999
                                                -------------------
                                                   (In millions)
2000  . . . . . . . . . . . . . . . . . . . .          $19.1
2001  . . . . . . . . . . . . . . . . . . . .           15.9
2002  . . . . . . . . . . . . . . . . . . . .           12.8
2003  . . . . . . . . . . . . . . . . . . . .            8.9
2004  . . . . . . . . . . . . . . . . . . . .            5.3
Thereafter  . . . . . . . . . . . . . . . . .            7.0
                                                       -----
Total minimum payments  . . . . . . . . . . .          $69.0
                                                       =====

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                                  December 31, 1999   Percent
                                                  -----------------  ----------
                                                    (In millions)
Subject to discretionary withdrawal (with
 adjustment):
  With market value adjustment  . . . . . . . . .    $ 1,126.3           2.8%
  At book value less surrender charge . . . . . .      2,845.0           7.1
                                                     ---------         -----
  Total with adjustment . . . . . . . . . . . . .      3,971.3           9.9
  Subject to discretionary withdrawal (without
    adjustment) at book
    value . . . . . . . . . . . . . . . . . . . .      1,535.8           3.8
  Subject to discretionary withdrawal--separate
    accounts. . . . . . . . . . . . . . . . . . .     14,287.3          35.4
Not subject to discretionary withdrawal:
  General account . . . . . . . . . . . . . . . .     19,320.6          48.0
  Separate accounts . . . . . . . . . . . . . . .      1,175.7           2.9
                                                     ---------         -----
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance. . . .     40,290.7         100.0%
                                                                       =====
Less reinsurance ceded  . . . . . . . . . . . . .         (0.1)
                                                     ---------
Net annuity reserves, deposit fund liabilities
 and separate accounts  . . . . . . . . . . . . .    $40,290.6
                                                     =========



Any liquidation costs associated with the $14.3 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 13--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and other invested assets and issue real estate mortgages totaling $706.7 million, $6.0 million, $281.1 million and $194.6 million, respectively, at December 31, 1999. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.2 billion at December 31, 1999. The majority of these commitments expire in 2000.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1999, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 was $493.4 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1999 and 1998 amounted to $3.4 million and $4.6 million, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1999, the aggregate outstanding principal balance of the pools of loans was $365.2 million. There were no mortgage loans buy-backs in 1999 and 1998.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1999 were $380.6 million for short-term borrowings and $163.0 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies' amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The reserve held in connection with the settlement to provide relief to class members and for legal and administrative costs associated with the settlement amounted to $322.8 million and $283.8 million at December 31, 1999 and 1998, respectively. Costs incurred related to the settlement were $91.1 million and $150.0 million in 1999 and 1998, respectively, which were charged directly to policyholders' contingency reserves. The estimated reserve is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

During 1999, the Company transferred $194.9 million of reserves related to the settlement to Variable Life representing Variable Life's share of the settlement. The Company also contributed $194.9 million of capital to Variable Life during 1999. If Variable Life's share of the settlement increases, the Company will contribute additional capital to Variable Life so that Variable Life's total stockholder's equity would not be impacted.

During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. The Company will continue to update its estimate of the final cost of the settlement as the claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated.

NOTE 14--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                  December 31
                                 -----------------------------------------------
                                         1999                    1998
                                 --------------------   ------------------------
                                 Carrying     Fair      Carrying       Fair
                                  Amount      Value      Amount        Value
                                 ---------  ----------  ----------  ------------
                                                 (In millions)
Assets
  Bonds--Note 6 . . . . . . . .  $26,188.1  $25,708.3   $23,353.0    $24,839.3
  Preferred stocks--Note 6  . .      926.6      926.7       844.7        832.4
  Common stocks--Note 6 . . . .      458.4      458.4       269.3        269.3
  Mortgage loans on real
    estate--Note 6  . . . . . .    9,165.9    9,009.5     8,223.7      8,619.7
  Policy loans--Note 1  . . . .    1,577.8    1,577.8     1,573.8      1,573.8
  Cash and cash
    equivalents--Note 1 . . . .    1,160.6    1,160.6     1,348.9      1,348.9
Liabilities
  Guaranteed investment
    contracts--Note 1 . . . . .   13,111.6   12,617.2    12,666.9     12,599.7
  Fixed rate deferred and
    immediate annuities--Note
    1 . . . . . . . . . . . . .    4,685.7    4,656.9     4,375.0      4,412.2
  Supplementary contracts
    without life
    contingencies--
    Note 1  . . . . . . . . . .       55.7       55.7        42.7         44.7
Derivatives assets
 (liabilities) relating
 to:--Note 10
  Futures contracts . . . . . .       30.6       30.6        (3.4)        (3.4)
  Interest rate swaps . . . . .         --      (27.2)         --       (159.1)
  Currency rate swaps . . . . .         --      (44.8)         --         16.2
  Interest rate caps  . . . . .        0.2        0.2         0.4          0.4
  Interest rate floors  . . . .        0.1        0.1         0.7          0.7
  Equity collar agreements  . .       53.0       53.0        28.6         28.6
Commitments--Note 13  . . . . .         --    1,195.0          --      1,114.2

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--SUBSEQUENT EVENTS

 Reorganization and Initial Public Offering

Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, the Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. All policyholder membership interests in the Company were extinguished on that date and eligible policyholders of the Company received, in the aggregate, approximately 212.8 million shares of common stock, $1,438.7 million of cash and $43.7 million policy credits as compensation. In connection with the reorganization, the Company changed its name to John Hancock Life Insurance Company.

In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share. Net proceeds from the offering were $1,657.7 million, of which $105.7 million was retained by John Hancock Financial Services, Inc. and $1,552.0 million was contributed to the Company.

 Establishment of the Closed Block

Under the Plan of Reorganization, effective February 1, 2000, the Company created a closed block for the benefit of policies included therein. The policies included in the closed block are individual and joint traditional whole life insurance policies of the Company that are paying or are expected to pay dividends, and individual term life insurance policies that were in force on February 1, 2000. The purpose of the closed block is to protect the policy dividend expectations of these policies after the demutualization. Unless the Commonwealth of Massachusetts Commissioner of Insurance and, in certain circumstances, the New York Superintendent of Insurance consents to an earlier termination, the closed block will continue in effect until the date none of such policies is in force.

 Acquisition of Long-Term Care Business

On January 3, 2000, the Company signed an agreement to purchase the individual long-term care insurance business of Fortis, Inc. ("Fortis"). The business to be acquired had earned premiums of approximately $124.4 million in 1999 and included approximately 97,000 policies in force as of December 31, 1999. During 1999 the Company's individual long-term care earned premium was $177.3 million and approximately 164,000 individual long-term care policies were in force.

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)

By late 1999, the Company completed its Year 2000 readiness plan to address issues that could result from computer programs being written using two digits to define the applicable year rather than four to define the applicable year and century. As a result the Company prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to its mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, the Company implemented and monitored its millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

Since January 3, 2000, the Company's information systems, including its mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on its operations, have functioned properly. In addition, the Company has not experienced any significant Year 2000 issues related to interactions with its material business partners. The Company has experienced no disruption in its ability to process claims, update customer accounts, process financial transactions, report accurate data to management and no business interruptions due to Year 2000 issues. While the Company continues to monitor its systems, and those of its material business partners closely to ensure that no unexpected Year 2000 issues develop, the Company has no reason to expect any such issues.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, the Company has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, the Company incurred and expensed approximately $47.0 million in external costs for the project. The estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $70 to $72.5 million. The Company's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners of
John Hancock Variable Annuity Account H of John Hancock Mutual Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account H (the Account) (comprising, respectively, the V.A. Mid Cap Growth (formerly, Special Opportunities), V.A. Bond, V.A. Core Equity (formerly, Independence Equity), V.A. Large Cap Growth (formerly, Growth), V.A. Large Cap Value (formerly, Growth & Income), V.A. Financial Industries, V.A. High Yield Bond, V.A. International, V.A. Regional Bank, V.A. Small Cap Growth (formerly, Emerging Growth), V.A. Money Market, V.A. Strategic Income, V.A. Sovereign Investors, V.A. 500 Index, Fundamental Mid Cap Growth, Aggressive Balanced, International Equity, Small Cap Growth, International Balanced, Mid Cap Blend, Large Cap Value CORE, Large/Mid Cap Value, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Short-Term Bond, Equity Index, High Yield Bond, AIM V.I. Growth, AIM V.I. Value, MFS Growth Series, MFS New Discovery Series, MFS Research Series, VIP II Contrafund, VIP Growth, VIP Overseas Equity, Templeton International and Templeton Development Market Subaccounts) as of December 31, 1999, the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account H at December 31, 1999, the results of their operations for the period then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999

                                                V.A.                                    V.A.
                                               MID CAP       V.A.         V.A.        LARGE CAP
                                               GROWTH        BOND      CORE EQUITY     GROWTH
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                             -----------  -----------  -----------  -------------
ASSETS
Cash.......................................  $       542  $     1,330  $     4,441   $     2,321
Investment in shares of portfolios of:
 Declaration Trust, at value...............    2,734,578    5,648,598   19,332,590    10,159,911
 Variable Series Trust I, at value.........           --           --           --            --
 MFS Trust, at value.......................           --           --           --            --
 AIM Trust, at value.......................           --           --           --            --
 Fidelity Trust, at value                             --           --           --            --
 Templeton Trust, at value................            --           --           --            --
Policy loans and accrued
 interest receivable.......................           --           --           --            --
Receivable from:
 Declaration Trust.........................       40,049       79,395      139,028         2,206
 Variable Series Trust I...................           --           --           --            --
 MFS Trust.................................           --           --           --            --
 AIM Trust.................................           --           --           --            --
 Fidelity Trust............................           --           --           --            --
 Templeton Trust...........................           --           --           --            --
                                             -----------  -----------  -----------   -----------
Total assets...............................    2,775,169    5,729,323   19,476,059    10,164,438

LIABILITIES

Payable to John Hancock
 Mutual Life Insurance Company.............       39,951       79,207      138,392         1,875
Asset charges payable......................          640        1,519        5,076         2,652
                                             -----------  -----------  -----------   -----------
Total liabilities..........................       40,591       80,726      143,468         4,527
                                             -----------  -----------  -----------   -----------
Net assets.................................  $ 2,734,578  $ 5,648,597  $19,332,591   $10,159,911
                                             ===========  ===========  ===========   ===========

                                                V.A.         V.A.         V.A.
                                              LARGE CAP    FINANCIAL   HIGHYIELD        V.A.
                                                VALUE     INDUSTRIES      BOND      INTERNATIONAL
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                             -----------  -----------  ----------  --------------
ASSETS
Cash.......................................  $     4,035  $     5,195  $      971    $      628
Investment in shares of portfolios of:
 Declaration Trust, at value...............   18,466,518   23,569,364   4,187,765     2,712,000
 Variable Series Trust I, at value.........           --           --          --            --
 MFS Trust, at value.......................           --           --          --            --
 AIM Trust, at value.......................           --           --          --            --
 Fidelity Trust, at value..................           --           --          --            --
 Templeton Trust, at value.................           --           --          --            --
Policy loans and accrued
interest receivable........................           --           --          --            --
Receivable from:
 Declaration Trust.........................       81,779      150,750         138            90
 Variable Series Trust I...................           --           --          --            --
 MFS Trust.................................           --           --          --            --
 AIM Trust.................................           --           --          --            --
 Fidelity Trust............................           --           --          --            --
 Templeton Trust...........................           --           --          --            --
                                             -----------  -----------  ----------    ----------
Total assets...............................   18,552,332   23,725,309   4,188,874     2,712,718

LIABILITIES

Payable to John Hancock
Mutual Life Insurance Company..............       81,195      149,989          --            --
Asset charges payable......................        4,619        5,956       1,109           718
                                             -----------  -----------  ----------    ----------
Total liabilities..........................       85,814      155,945       1,109           718
                                             -----------  -----------  ----------    ----------
Net assets.................................  $18,466,518  $23,569,364  $4,187,765    $2,712,000
                                             ===========  ===========  ==========    ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 1999

                                                                   V.A.
                                                     V.A.        SMALL CAP         V.A.        V.A. STRATEGIC
                                                 REGIONAL BANK    GROWTH       MONEY MARKET        INCOME
                                                  SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                 -------------  -----------    ------------    ---------------
ASSETS
Cash..........................................    $     1,868   $     2,032    $      2,433    $         2,017
Investment in shares of portfolios of:
 Declaration Trust, at value                        8,158,254     8,945,507      19,859,410          8,805,403
 Variable Series Trust I, at value............             --            --              --                 --
 MFS Trust, at value..........................             --            --              --                 --
 AIM Trust, at value..........................             --            --              --                 --
 Fidelity Trust, at value.....................             --            --              --                 --
 Templeton Trust, at value....................             --            --              --                 --
Policy loans and accrued interest receivable..             --            --              --                 --
Receivable from:
 Declaration Trust............................            268         8,332         340,538              1,487
 Variable Series Trust I......................             --            --              --                 --
 MFS Trust....................................             --            --              --                 --
 AIM Trust....................................             --            --              --                 --
 Fidelity Trust...............................             --            --              --                 --
 Templeton Trust..............................             --            --              --                 --
                                                  -----------   -----------    ------------    ---------------
Total assets..................................      8,160,390     8,955,871      20,202,381          8,808,907

LIABILITIES

Payable to John Hancock Mutual
 Life Insurance Company......................           8,041         8,041         340,538              1,200
Asset charges payable........................           2,136         2,323           2,433              2,304
                                                  -----------   -----------    ------------    ---------------
Total liabilities............................           2,136        10,364         342,971              3,504
                                                  -----------   -----------    ------------    ---------------
Net assets...................................     $ 8,158,254   $ 8,945,507    $ 19,859,410    $     8,805,403
                                                  ===========   ===========    ============    ===============

                                                          V.A.                   FUNDAMENTAL
                                                        SOVEREIGN    V.A. 500      MID CAP     AGGRESSIVE
                                                        INVESTORS      INDEX       GROWTH       BALANCED
                                                       SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                       -----------  -----------  -----------  ------------
ASSETS
Cash..............................................     $     4,856  $     4,114   $    173     $      237
Investment in shares of portfolios of:
 Declaration Trust, at value......................      21,789,017   17,623,306         --             --
 Variable Series Trust I, at value................              --           --    878,024      1,132,802
 MFS Trust, at value..............................              --           --         --             --
 AIM Trust, at value..............................              --           --         --             --
 Fidelity Trust, at value.........................              --           --         --             --
 Templeton Trust, at value........................              --           --         --             --
Policy loans and accrued interest receivable......              --           --         --             --
Receivable from:
 Declaration Trust................................          14,263       28,716         --             --
 Variable Series Trust I..........................              --           --         30        136,226
 MFS Trust........................................              --           --         --             --
 AIM Trust........................................              --           --         --             --
 Fidelity Trust...................................              --           --         --             --
 Templeton Trust..................................              --           --         --             --
                                                       -----------  -----------   --------     ----------
Total assets......................................      21,808,136   17,656,136    878,227      1,269,265

LIABILITIES

Payable to John Hancock
 Mutual Life Insurance Company....................          13,549       28,130         --        136,192
Asset charges payable.............................           5,570        4,699        202            271
                                                       -----------  -----------   --------     ----------
Total liabilities.................................          19,119       32,829        202        136,463
                                                       -----------  -----------   --------     ----------
Net assets........................................     $21,789,017  $17,623,307   $878,025     $1,132,802
                                                       ===========  ===========   ========     ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 1999

                                                  INTERNATIONAL  SMALL CAP   INTERNATIONAL    MID CAP
                                                     EQUITY        GROWTH      BALANCED        BLEND
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                  -------------  ----------  -------------  ------------
ASSETS
Cash..............................................  $     29     $      300    $     14       $     45
Investment in shares of portfolios of:
 Declaration Trust, at value......................        --             --          --             --
 Variable Series Trust I, at value................   145,821      1,407,289      56,543        214,097
 MFS Trust, at value..............................        --             --          --             --
 AIM Trust, at value..............................        --             --          --             --
 Fidelity Trust, at value.........................        --             --          --             --
 Templeton Trust, at value........................        --             --          --             --
Policy loans and accrued interest
 receivable.......................................        --             --          --             --
Receivable from:
 Declaration Trust................................        --             --          --             --
 Variable Series Trust I..........................         5         48,795           2              7
 MFS Trust........................................        --             --          --             --
 AIM Trust........................................        --             --          --             --
 Fidelity Trust...................................        --             --          --             --
 Templeton Trust..................................        --             --          --             --
                                                    --------     ----------    --------       --------
Total assets......................................   145,855      1,456,384      56,559        214,149

LIABILITIES

Payable to John Hancock
 Mutual Life Insurance Company....................        --         48,749          --             --
Asset charges payable.............................        34            346          16             52
                                                    --------     ----------    --------       --------
Total liabilities.................................        34         49,095          16             52
                                                    --------     ----------    --------       --------
Net assets........................................  $145,821     $1,407,289    $ 56,543       $214,097
                                                    ========     ==========    ========       ========

                                                   LARGE CAP   LARGE/MID   SMALL/MID CAP
                                                  VALUE CORE   CAP VALUE      GROWTH       BOND INDEX
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                  -----------  ----------  -------------  ------------
ASSETS
Cash..........................................     $     50     $     43     $     39       $    121
Investment in shares of portfolios of:
 Declaration Trust, at value..................           --           --           --             --
 Variable Series Trust I, at value............      237,582      188,130      163,649        626,034
 MFS Trust, at value..........................           --           --           --             --
 AIM Trust, at value..........................           --           --           --             --
 Fidelity Trust, at value.....................           --           --           --             --
 Templeton Trust, at value....................           --           --           --             --
Policy loans and accrued interest receivable..           --           --           --             --
Receivable from:
 Declaration Trust............................           --           --           --             --
 Variable Series Trust I......................        8,000            6            6         12,255
 MFS Trust....................................           --           --           --             --
 AIM Trust....................................           --           --           --             --
 Fidelity Trust...............................           --           --           --             --
 Templeton Trust..............................           --           --           --             --
                                                   --------     --------     --------       --------
Total assets..................................      245,632      188,179      163,694        638,410

LIABILITIES

Payable to John Hancock
 Mutual Life Insurance Company................        7,992           --           --         12,234
Asset charges payable.........................           58           50           44            142
                                                   --------     --------     --------       --------
Total liabilities.............................        8,050           50           44         12,376
                                                   --------     --------     --------       --------
Net assets....................................     $237,582     $188,129     $163,650       $626,034
                                                   ========     ========     ========       ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 1999

                                                   LARGE CAP
                                                  AGGRESSIVE   SMALL/MID   SMALL/MID    SHORT-TERM
                                                    GROWTH      CAP CORE   CAP VALUE       BOND
                                                  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                  -----------  ----------  ----------  ------------
ASSETS
Cash..........................................    $      202    $     16   $       22   $       93
Investment in shares of portfolios of:
 Declaration Trust, at value..................            --          --           --           --
 Variable Series Trust I, at value............       921,045      69,429      143,972      407,497
 MFS Trust, at value..........................            --          --           --           --
 AIM Trust, at value..........................            --          --           --           --
 Fidelity Trust, at value.....................            --          --           --           --
 Templeton Trust, at value....................            --          --           --           --
Policy loans and accrued interest receivable...           --          --           --           --
Receivable from:
 Declaration Trust............................            --          --           --           --
 Variable Series Trust I......................           425           2            5        3,248
 MFS Trust....................................            --          --           --           --
 AIM Trust....................................            --          --           --           --
 Fidelity Trust...............................            --          --           --           --
 Templeton Trust..............................            --          --           --           --
                                                  ----------    --------   ----------   ----------
Total assets..................................       921,672      69,447      143,999      410,838

LIABILITIES

Payable to John Hancock
 Mutual Life Insurance Company................           394          --           --        3,234
Asset charges payable.........................           234          18           27          106
                                                  ----------    --------   ----------   ----------
Total liabilities.............................           628          18           27        3,340
                                                  ----------    --------   ----------   ----------
Net assets....................................    $  921,044    $ 69,429   $  143,972   $  407,498
                                                  ==========    ========   ==========   ==========

                                                                                  AIM V.I.
                                                  EQUITY INDEX  HIGH YIELD BOND    GROWTH     AIM V.I. VALUE
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ------------  ---------------  ----------  ----------------
ASSETS
Cash..........................................     $      459      $     50      $      296     $      551
Investment in shares of portfolios of:
 Declaration Trust, at value..................             --            --              --             --
 Variable Series Trust I, at value............      2,173,924       273,729              --             --
 MFS Trust, at value..........................             --            --              --             --
 AIM Trust, at value..........................             --            --       1,490,608      2,699,634
 Fidelity Trust, at value.....................             --            --              --             --
 Templeton Trust, at value....................             --            --              --             --
Policy loans and accrued interest receivable..             --            --              --             --
Receivable from:
 Declaration Trust............................             --            --              --             --
 Variable Series Trust I......................          8,425         7,100              --             --
 MFS Trust....................................             --            --              --             --
 AIM Trust....................................             --            --          47,018         58,826
 Fidelity Trust...............................             --            --              --             --
 Templeton Trust..............................             --            --              --             --
                                                   ----------      --------      ----------     ----------
Total assets..................................      2,182,808       280,879       1,537,922      2,759,011

LIABILITIES

Payable to John Hancock
 Mutual Life Insurance Company................          8,351         7,091          46,967         58,736
Asset charges payable.........................            533            60             347            642
                                                   ----------      --------      ----------     ----------
Total liabilities.............................          8,884         7,151          47,314         59,378
                                                   ----------      --------      ----------     ----------
Net assets....................................     $2,173,924      $273,728      $1,490,608     $2,699,633
                                                   ==========      ========      ==========     ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                               DECEMBER 31, 1999

                                                                           MFS
                                                            MFS       NEW DISCOVERY        MFS           VIP II
                                                       GROWTH SERIES     SERIES      RESEARCH SERIES   CONTRAFUND
                                                        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                       -------------  -------------  ---------------  ------------
ASSETS
Cash..........................................          $      178      $     51        $    182       $      615
Investment in shares of portfolios of:
 Declaration Trust, at value..................                  --            --              --               --
 Variable Series Trust I, at value............                  --            --              --               --
 MFS Trust, at value..........................             832,056       259,592         820,441               --
 AIM Trust, at value..........................                  --            --              --               --
 Fidelity Trust, at value.....................                  --            --              --        2,995,895
 Templeton Trust, at value....................                  --            --              --               --
Policy loans and accrued interest receivable..                  --            --              --               --
Receivable from:
 Declaration Trust............................                  --            --              --               --
 Variable Series Trust I......................                  --            --              --               --
 MFS Trust....................................                  28         3,418              28               --
 AIM Trust....................................                  --            --              --               --
 Fidelity Trust...............................                  --            --              --           15,616
 Templeton Trust..............................                  --            --              --               --
                                                        ----------      --------        --------       ----------
Total assets..................................             832,262       263,061         820,651        3,012,126

LIABILITIES

Payable to John Hancock
 Mutual Life Insurance Company................                  --         3,410              --           15,514
Asset charges payable.........................                 206            60             210              717
                                                        ----------      --------        --------       ----------
Total liabilities.............................                 206         3,470             210           16,231
                                                        ----------      --------        --------       ----------
Net assets....................................          $  832,056      $259,591        $820,441       $2,995,895
                                                        ==========      ========        ========       ==========

                                                                                                  TEMPLETON
                                                                   VIP OVERSEAS    TEMPLETON     DEVELOPMENT
                                                       VIP GROWTH     EQUITY     INTERNATIONAL     MARKET
ASSETS                                                 SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                       ----------  ------------  -------------  -------------
Cash..........................................         $      721    $    124      $     87       $     83
Investment in shares of portfolios of:
 Declaration Trust, at value..................                 --          --            --             --
 Variable Series Trust I, at value............                 --          --            --             --
 MFS Trust, at value..........................                 --          --            --             --
 AIM Trust, at value..........................                 --          --            --             --
 Fidelity Trust, at value.....................                 --          --            --             --
 Templeton Trust, at value....................          3,342,012     686,399            --             --
Policy loans and accrued interest receivable..                 --          --       373,640        398,517
Receivable from:
 Declaration Trust............................                 --          --            --             --
 Variable Series Trust I......................                 --          --            --             --
 MFS Trust....................................                 --          --            --             --
 AIM Trust....................................                 --          --            --             --
 Fidelity Trust...............................             10,724       6,496            --             --
 Templeton Trust..............................                 --          --            13         21,429
                                                       ----------    --------      --------       --------
Total assets..................................          3,353,457     693,019       373,740        420,029

LIABILITIES

Payable to John Hancock
 Mutual Life Insurance Company................             10,611       6,473            --         21,417
Asset charges payable.........................                835         147            99             96
                                                       ----------    --------      --------       --------
Total liabilities.............................             11,446       6,620            99         21,513
                                                       ----------    --------      --------       --------
Net assets....................................         $3,342,011    $686,399      $373,641       $398,516
                                                       ==========    ========      ========       ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                            STATEMENT OF OPERATIONS

                         PERIOD ENDED DECEMBER 31, 1999

                                                   V.A. MID                V.A. CORE    V.A. LARGE   V.A. LARGE
                                                  CAP GROWTH  V.A. BOND      EQUITY     CAP GROWTH   CAP VALUE
                                                  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                  ----------  ----------  ------------  ----------  ------------
Investment Income
Distribution received from:
 Declaration Trust.............................   $   2,236   $ 328,761    $  459,209   $  228,082   $  720,673
 Variable Series Trust I.......................          --          --            --           --           --
 MFS Trust.....................................          --          --            --           --           --
 AIM Trust.....................................          --          --            --           --           --
 Fidelity Trust................................          --          --            --           --           --
 Templeton Trust...............................          --          --            --           --           --
 Interest income on policy loans...............          --          --            --           --           --
                                                  ---------   ---------    ----------   ----------   ----------
Total investment income........................       2,236     328,761       459,209      228,082      720,673

Expenses:
 Mortality and expense risks...................      10,678      61,590       192,354       88,129      138,014
                                                  ---------   ---------    ----------   ----------   ----------
Net investment income (loss)...................      (8,442)    267,171       266,855      139,953      582,659

Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)......................      22,272     (47,490)    1,277,793      283,894      569,290
 Net unrealized appreciation (depreciation)
  during the period............................     628,790    (325,817)      364,256      936,999    4,933,786
                                                  ---------   ---------    ----------   ----------   ----------
Net realized and unrealized gain
 (loss) on investments.........................     651,062    (373,307)    1,642,049    1,220,893    5,503,076
                                                  ---------   ---------    ----------   ----------   ----------
Net increase (decrease) in net
 assets resulting from operations..............   $ 642,620   $(106,136)   $1,908,904   $1,360,846   $6,085,735
                                                  =========   =========    ==========   ==========   ==========

                                                     V.A.                                   V.A.         V.A.
                                                  FINANCIAL   V.A. HIGH       V.A.        REGIONAL     SMALL CAP
                                                  INDUSTRIES  YIELD BOND  INTERNATIONAL     BANK        GROWTH
                                                  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  ----------  ----------  -------------  ----------  -------------
Investment Income
Distribution received from:
 Declaration Trust.............................   $ 254,467   $ 460,513     $ 92,412     $ 254,942    $  189,646
 Variable Series Trust I.......................          --          --           --            --            --
 MFS Trust.....................................          --          --           --            --            --
 AIM Trust.....................................          --          --           --            --            --
 Fidelity Trust................................          --          --           --            --            --
 Templeton Trust...............................          --          --           --            --            --
 Interest income on policy loans...............          --          --           --            --            --
                                                  ---------   ---------     --------     ---------    ----------
Total investment income........................     254,467     460,513       92,412       254,942       189,646

Expenses:
 Mortality and expense risks...................     277,499      50,429       26,622       108,598        53,028
                                                  ---------   ---------     --------     ---------    ----------
Net investment income (loss)...................     (23,032)    410,084       65,790       146,344       136,618

Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)......................     513,229    (282,805)      81,477      (142,936)      242,520
 Net unrealized appreciation (depreciation)
  during the period............................    (656,480)    342,231      474,076      (335,881)    2,656,744
                                                  ---------   ---------     --------     ---------    ----------
Net realized and unrealized gain
 (loss) on investments.........................    (143,251)     41,426      555,553      (478,817)    2,899,264
                                                  ---------   ---------     --------     ---------    ----------
Net increase (decrease) in net
 assets resulting from operations..............   $(166,283)  $ 451,510     $621,343     $(332,473)   $3,035,882
                                                  =========   =========     ========     =========    ==========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                         PERIOD ENDED DECEMBER 31, 1999

                                                                                   V.A.                  FUNDAMENTAL
                                                      V.A.      V.A. STRATEGIC  SOVEREIGN    V.A. 500      MID CAP
                                                  MONEY MARKET      INCOME      INVESTORS     INDEX        GROWTH
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT*
                                                  ------------  --------------  ----------  ----------  -------------
Investment Income
Distribution received from:
 Declaration Trust.............................     $585,609      $ 571,632      $265,826   $  269,329    $     --
 Variable Series Trust I.......................           --             --            --           --      41,188
 MFS Trust.....................................           --             --            --           --          --
 AIM Trust.....................................           --             --            --           --          --
 Fidelity Trust................................           --             --            --           --          --
 Templeton Trust...............................           --             --            --           --          --
 Interest income on policy loans...............           --             --            --           --          --
                                                    --------      ---------      --------   ----------    --------
Total investment income........................      585,609        571,632       265,826      269,329      41,188

Expenses:
 Mortality and expense risks...................      146,007         85,244       200,525      176,807         866
                                                    --------      ---------      --------   ----------    --------
Net investment income (loss)...................      439,602        486,388        65,301       92,522      40,322

Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)......................           --       (174,460)      328,306      828,606       5,572
 Net unrealized appreciation (depreciation)
  during the period............................           --        (66,911)       29,039    1,687,532      93,167
                                                    --------      ---------      --------   ----------    --------
Net realized and unrealized gain
 (loss) on investments.........................           --       (241,371)      357,345    2,516,138      98,739
                                                    --------      ---------      --------   ----------    --------
Net increase (decrease) in net
 assets resulting from operations..............     $439,602      $ 245,017      $422,646   $2,608,660    $139,061
                                                    ========      =========      ========   ==========    ========

                                                  AGGRESSIVE   INTERNATIONAL  SMALL CAP   INTERNATIONAL     MID CAP
                                                   BALANCED       EQUITY        GROWTH      BALANCED         BLEND
                                                  SUBACCOUNT*   SUBACCOUNT*   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT*
                                                  -----------  -------------  ----------  -------------   -----------
Investment Income
Distribution received from:
 Declaration Trust.............................     $    --       $   --       $     --      $   --         $   --
 Variable Series Trust I.......................       6,305        1,478        144,708       3,394          3,601
 MFS Trust.....................................          --           --             --          --             --
 AIM Trust.....................................          --           --             --          --             --
 Fidelity Trust................................          --           --             --          --             --
 Templeton Trust...............................          --           --             --          --             --
 Interest income on policy loans...............          --           --             --          --             --
                                                    -------       ------       --------      ------         ------
Total investment income........................       6,305        1,478        144,708       3,394          3,601

Expenses:
 Mortality and expense risks...................       1,206          115          1,076         128            140
                                                    -------       ------       --------      ------         ------
Net investment income..........................       5,099        1,363        143,632       3,266          3,461

Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)......................       7,217          455          4,912         (67)           601
 Net unrealized appreciation (depreciation)
  during the period............................      22,665        7,172         24,733        (335)         5,763
                                                    -------       ------       --------      ------         ------
Net realized and unrealized gain
 (loss) on investments.........................      29,882        7,627         29,645        (402)         6,364
                                                    -------       ------       --------      ------         ------
Net increase (decrease) in net
 assets resulting from operations..............     $34,981       $8,990       $173,277      $2,864         $9,825
                                                    =======       ======       ========      ======         ======

---------
* From September 1, 1999 (commencement of investment operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                         PERIOD ENDED DECEMBER 31, 1999

                                                                                                            LARGE CAP
                                                        LARGE CAP    LARGE/MID    SMALL/MID                AGGRESSIVE
                                                       VALUE CORE   CAP  VALUE   CAP  GROWTH  BOND INDEX     GROWTH
                                                       SUBACCOUNT*  SUBACCOUNT*  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT*
                                                       -----------  -----------  -----------  ----------  ------------
Investment Income
Distribution received from:
 Declaration Trust.............................          $   --       $   --      $     --     $    --       $    --
 Variable Series Trust I.......................           2,587          597        21,566       4,017         5,137
 MFS Trust.....................................              --           --            --          --            --
 AIM Trust.....................................              --           --            --          --            --
 Fidelity Trust................................              --           --            --          --            --
 Templeton Trust...............................              --           --            --          --            --
 Interest income on policy loans...............              --           --            --          --            --
                                                         ------       ------      --------     -------       -------
Total investment income........................           2,587          597        21,566       4,017         5,137

Expenses:
 Mortality and expense risks...................             255          177           182         653           878
                                                         ------       ------      --------     -------       -------
Net investment income..........................           2,332          420        21,384       3,364         4,259

Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)......................              12           15          (182)         (1)          319
 Net unrealized appreciation (depreciation)
  during the period............................           2,993        3,578       (11,311)     (7,193)       48,482
                                                         ------       ------      --------     -------       -------
Net realized and unrealized gain
 (loss) on investments.........................           3,005        3,593       (11,493)     (7,194)       48,801
                                                         ------       ------      --------     -------       -------
Net increase (decrease) in net
 assets resulting from operations..............          $5,337       $4,013      $  9,891     $(3,830)      $53,060
                                                         ======       ======      ========     =======       =======

                                                       SMALL/MID    SMALL/MID   SHORT-TERM    EQUITY     HIGH YIELD
                                                       CAP  CORE   CAP  VALUE      BOND       INDEX         BOND
                                                       SUBACCOUNT  SUBACCOUNT*  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                       ----------  -----------  ----------  ----------  ------------
Investment Income
Distribution received from:
 Declaration Trust.............................          $   --      $   --      $    --     $    --       $   --
 Variable Series Trust I.......................           4,590       2,258        3,216      53,766        1,820
 MFS Trust.....................................              --          --           --          --           --
 AIM Trust.....................................              --          --           --          --           --
 Fidelity Trust................................              --          --           --          --           --
 Templeton Trust...............................              --          --           --          --           --
 Interest income on policy loans...............              --          --           --          --           --
                                                         ------      ------      -------     -------       ------
Total investment income........................           4,590       2,258        3,216      53,766        1,820

Expenses:
 Mortality and expense risks...................              62          96          550       2,349          266
                                                         ------      ------      -------     -------       ------
Net investment income..........................           4,528       2,162        2,666      51,417        1,554

Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)......................              63         132           28       7,155            4
 Net unrealized appreciation (depreciation)
  during the period............................             711       4,387       (2,544)     40,583        1,402
                                                         ------      ------      -------     -------       ------
Net realized and unrealized gain
 (loss) on investments.........................             774       4,519       (2,516)     47,738        1,406
                                                         ------      ------      -------     -------       ------
Net increase (decrease) in net
 assets resulting from operations..............          $5,302      $6,681      $   150     $99,155       $2,960
                                                         ======      ======      =======     =======       ======

---------
* From September 1, 1999 (commencement of investment operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                         PERIOD ENDED DECEMBER 31, 1999


                                                                                       MFS NEW        MFS
                                                   AIM V.I.    AIM V.I.   MFS GROWTH  DISCOVERY     RESEARCH
                                                    GROWTH      VALUE       SERIES      SERIES       SERIES
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                  ----------  ----------  ----------  ----------  ------------
Investment Income
Distribution received from:
 Declaration Trust.............................    $    --     $    --     $    --     $    --      $    --
 Variable Series Trust I.......................         --          --          --          --           --
 MFS Trust.....................................         --          --       2,975       4,479           --
 AIM Trust.....................................         --          --          --          --           --
 Fidelity Trust................................         --          --          --          --           --
 Templeton Trust...............................         --          --          --          --           --
 Interest income on policy loans...............         --          --          --          --           --
                                                   -------     -------     -------     -------      -------
Total investment income........................         --          --       2,975       4,479           --

Expenses:
 Mortality and expense risks...................      1,413       1,949         787         159        1,009
                                                   -------     -------     -------     -------      -------
Net investment income..........................     (1,413)     (1,949)      2,188       4,320       (1,009)

Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)......................      3,526         129       1,989          12        4,125
 Net unrealized appreciation (depreciation)
  during the period............................     76,982      91,722      67,184      21,851       71,925
                                                   -------     -------     -------     -------      -------
Net realized and unrealized gain
 (loss) on investments.........................     80,508      91,851      69,173      21,863       76,050
                                                   -------     -------     -------     -------      -------
Net increase (decrease) in net
 assets resulting from operations..............    $79,095     $89,902     $71,361     $26,183      $75,041
                                                   =======     =======     =======     =======      =======

                                                                             VIP                       TEMPLETON
                                                    VIP II       VIP       OVERSEAS     TEMPLETON     DEVELOPMENT
                                                  CONTRAFUND    GROWTH      EQUITY    INTERNATIONAL     MARKET
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                  ----------  ----------  ----------  -------------  -------------
Investment Income
Distribution received from:
 Declaration Trust.............................   $     --    $     --     $    --      $    --        $    --
 Variable Series Trust I.......................         --          --          --           --             --
 MFS Trust.....................................         --          --          --           --             --
 AIM Trust.....................................         --          --          --           --             --
 Fidelity Trust................................         --          --          --           --             --
 Templeton Trust...............................         --          --          --           --             --
 Interest income on policy loans...............         --          --          --           --             --
                                                  --------    --------     -------      -------        -------
Total investment income........................         --          --          --           --             --

Expenses:
 Mortality and expense risks...................      2,610       3,138         497          334            423
                                                  --------    --------     -------      -------        -------
Net investment income..........................     (2,610)     (3,138)       (497)        (334)          (423)

Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)......................        256       6,287         289          155            611
 Net unrealized appreciation (depreciation)
  during the period............................    195,208     248,358      50,249       23,747         44,304
                                                  --------    --------     -------      -------        -------
Net realized and unrealized gain
 (loss) on investments.........................    195,464     254,645      50,538       23,902         44,915
                                                  --------    --------     -------      -------        -------
Net increase (decrease) in net
 assets resulting from operations..............   $192,854    $251,507     $50,041      $23,568        $44,492
                                                  ========    ========     =======      =======        =======

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                         V.A.                                                    V.A.
                                                        MID CAP                      V.A.                        CORE
                                                        GROWTH                       BOND                       EQUITY
                                                      SUBACCOUNT                  SUBACCCOUNT                 SUBACCOUNT
                                               -------------------------   --------------------------  -------------------------
                                                  1999          1998*         1999           1998         1999           1998
                                               ------------  ------------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)...............   $    (8,442)  $    (2,253)  $   267,171   $    209,402  $   266,855    $   145,707
 Net realized gains (losses)................        22,272        (6,497)      (47,490)        29,556    1,277,793         72,335
 Net unrealized appreciation (depreciation)
  during the period.........................       628,790        56,844      (325,817)         4,388      364,256      1,550,627
                                               -----------   -----------   -----------   ------------  -----------    -----------
Net increase (decrease) in net assets
 resulting from operations..................       642,620        48,094      (106,136)       243,346    1,908,904      1,768,669

From contractowner transactions:
 Net premiums from contractowners...........     1,740,610       589,145     2,853,134      3,908,345   11,067,913      8,687,135
 Net benefits to contractowners.............      (263,734)      (22,157)   (1,603,946)    (1,069,195)  (6,610,977)      (559,525)
                                               -----------   -----------   -----------   ------------  -----------    -----------
Net increase in net assets resulting from
 contractowner transactions.................     1,476,876       566,988     1,249,188      2,839,150    4,456,936      8,127,610
                                               -----------   -----------   -----------   ------------  -----------    -----------
Net increase in net assets..................     2,119,496       615,082     1,143,052      3,082,496    6,365,840      9,896,279
Net assets at beginning of period...........       615,082             0     4,505,545      1,423,049   12,966,751      3,070,472
                                               -----------   -----------   -----------   ------------  -----------    -----------
Net assets at end of period.................   $ 2,734,578   $   615,082   $ 5,648,597   $  4,505,545  $19,332,591    $12,966,751
                                               ===========   ===========   ===========   ============  ===========    ===========

                                                          V.A.                       V.A.                        V.A.
                                                       LARGE CAP                  LARGE CAP                   FINANCIAL
                                                         GROWTH                     VALUE                     INDUSTRIES
                                                       SUBACCOUNT                 SUBACCOUNT                  SUBACCOUNT
                                                ------------------------   ------------------------   --------------------------
                                                   1999          1998         1999         1998**         1999           1998
                                                ------------  -----------  ------------  -----------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)................   $   139,953   $  (27,067)  $   582,659   $   (4,108)  $    (23,032)   $    19,508
 Net realized gains (losses).................       283,894       59,808       569,290       12,915        513,229        337,276
 Net unrealized appreciation (depreciation)
  during the period..........................       936,999      629,195     4,933,786      954,534       (656,480)        21,347
                                                -----------   ----------   -----------   ----------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations...................     1,360,846      661,936     6,085,735      963,341       (166,283)       378,131

From contractowner transactions:
 Net premiums from contractowners............     5,778,345    3,229,683     7,294,133    8,400,284      7,841,714     23,261,882
 Net benefits to contractowners..............    (1,576,675)    (152,542)   (3,602,469)    (674,506)   (10,303,964)    (6,410,563)
                                                -----------   ----------   -----------   ----------   ------------    -----------
Net increase in net assets resulting from
 contractowner transactions..................     4,201,670    3,077,141     3,691,664    7,725,778     (2,462,250)    16,851,319
                                                -----------   ----------   -----------   ----------   ------------    -----------
Net increase in net assets...................     5,562,516    3,739,077     9,777,399    8,689,119     (2,628,533)    17,229,450
Net assets at beginning of period............     4,597,395      858,318     8,689,119            0     26,197,897      8,968,447
                                                -----------   ----------   -----------   ----------   ------------    -----------
Net assets at end of period..................   $10,159,911   $4,597,395   $18,466,518   $8,689,119   $ 23,569,364    $26,197,897
                                                ===========   ==========   ===========   ==========   ============    ===========

---------
* From January 5, 1998 (commencement of investment operations).
** From May 1, 1998 (commencement of investment operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                          V.A.                                                   V.A.
                                                       HIGH YIELD                    V.A.                      REGIONAL
                                                          BOND                   INTERNATIONAL                   BANK
                                                       SUBACCOUNT                 SUBACCOUNT                  SUBACCOUNT
                                                -------------------------  --------------------------  ----------------------------
                                                    1999         1998**        1999          1998          1999          1998**
                                                ------------  -----------  ------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)................   $   410,084   $  176,585   $    65,790   $      (879)  $   146,344    $    10,512
 Net realized gains (losses).................      (282,805)     (70,619)       81,477       (38,507)     (142,936)      (370,654)
 Net unrealized appreciation (depreciation)
  during the period..........................       324,231     (466,080)      474,076       203,266      (335,881)      (105,324)
                                                -----------   ----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations...................       451,510     (360,114)      621,343       163,880      (332,473)      (465,466)

From contractowner transactions:
 Net premiums from contractowners............     1,601,032    4,353,911       528,902     1,762,369     2,982,191     12,264,782
 Net benefits to contractowners..............    (1,526,188)    (332,386)     (663,401)     (256,871)   (3,834,412)    (2,456,368)
                                                -----------   ----------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 contractowner transactions..................        74,844    4,021,525      (134,499)    1,505,498      (852,221)     9,808,414
                                                -----------   ----------   -----------   -----------   -----------    -----------
Net increase in net assets...................       526,354    3,661,411       486,844     1,669,378    (1,184,694)     9,342,948
Net assets at beginning of period............     3,661,411            0     2,225,156       555,778     9,342,948              0
                                                -----------   ----------   -----------   -----------   -----------    -----------
Net assets at end of period..................   $ 4,187,765   $3,661,411   $ 2,712,000   $ 2,225,156   $ 8,158,254    $ 9,342,948
                                                ===========   ==========   ===========   ===========   ===========    ===========

                                                         V.A.
                                                      SMALL CAP                      V.A.                         V.A.
                                                        GROWTH                   MONEY MARKET               STRATEGIC INCOME
                                                      SUBACCOUNT                  SUBACCOUNT                   SUBACCOUNT
                                               -------------------------  ----------------------------  ---------------------------
                                                   1999         1998          1999           1998           1999          1998
                                               ------------  -----------  -------------  -------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)...............   $   136,618   $  (24,554)  $    439,602   $    203,885   $   486,388    $  253,672
 Net realized gains (losses)................       242,520       23,566             --             --      (174,460)      (16,316)
 Net unrealized appreciation (depreciation)
  during the period.........................     2,656,744      393,076             --             --       (66,911)     (129,004)
                                               -----------   ----------   ------------   ------------   -----------    ----------
Net increase (decrease) in net assetsfrom
 resulting from operations..................     3,035,882      392,088        439,602        203,885       245,017       108,352

From contractowner transactions:
 Net premiums from contractowners...........     3,643,949    2,281,263     31,740,217     19,601,703     5,752,936     4,600,427
 Net benefits to contractowners.............    (1,072,910)    (339,471)   (20,027,145)   (14,740,227)   (2,589,287)     (599,167)
                                               -----------   ----------   ------------   ------------   -----------    ----------
Net increase in net assets resulting from
 contractowner transactions.................     2,571,039    1,941,792     11,713,072      4,861,476     3,163,649     4,001,260
                                               -----------   ----------   ------------   ------------   -----------    ----------
Net increase in net assets..................     5,606,921    2,333,880     12,152,674      5,065,361     3,408,666     4,109,612
Net assets at beginning of period...........     3,338,586    1,004,706      7,706,736      2,641,375     5,396,837     1,287,125
                                               -----------   ----------   ------------   ------------   -----------    ----------
Net assets at end of period.................   $ 8,945,507   $3,338,586   $ 19,859,410   $  7,706,736   $ 8,805,403    $5,396,737
                                               ===========   ==========   ============   ============   ===========    ==========

---------
** From May 1, 1998 (commencement of investment operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                            V.A.
                                                          SOVEREIGN                     V.A.               FUNDAMENTAL
                                                          INVESTORS                   500 INDEX            CAP GROWTH
                                                         SUBACCOUNT                  SUBACCOUNT            SUBACCOUNT
                                                  -------------------------   -------------------------   -------------
                                                     1999          1998          1999          1998          1999***
                                                  ------------  ------------  ------------  ------------  -------------
Increase in net assets from operations:
 Net investment income.......................     $    65,301   $    67,439   $    92,522   $   525,831     $ 40,322
 Net realized gains..........................         328,306        70,799       828,606       156,071        5,572
 Net unrealized appreciation during
  the period.................................          29,039     1,118,064     1,687,532     1,001,035       93,167
                                                  -----------   -----------   -----------   -----------     --------
Net increase in net assets resulting from
 operations..................................         422,646     1,256,302     2,608,660     1,682,937      139,061

From contractowner transactions:
 Net premiums from contractowners............      10,879,972     9,106,163     8,595,672     7,789,626      740,169
 Net benefits to contractowners..............      (2,894,509)     (473,249)   (5,382,835)   (1,210,749)      (1,205)
                                                  -----------   -----------   -----------   -----------     --------
Net increase in net assets resulting from
 contractowner transactions..................       7,985,463     8,632,914     3,212,837     6,578,877      738,964
                                                  -----------   -----------   -----------   -----------     --------
Net increase in net assets...................       8,408,109     9,889,216     5,821,497     8,261,814      878,025
Net assets at beginning of period............      13,380,908     3,491,692    11,801,810     3,539,996           --
                                                  -----------   -----------   -----------   -----------     --------
Net assets at end of period..................     $21,789,017   $13,380,908   $17,623,307   $11,801,810     $878,025
                                                  ===========   ===========   ===========   ===========     ========

                                                  AGGRESSIVE  INTERNATIONAL  SMALL CAP   INTERNATIONAL    MID CAP
                                                   BALANCED      EQUITY        GROWTH      BALANCED        BLEND
                                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                  ----------  -------------  ----------  -------------  ------------
                                                   1999***       1999***      1999***       1999***       1999***
                                                  ----------  -------------  ----------  -------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income........................    $    5,099    $  1,363     $  143,632    $ 3,266        $  3,461
 Net realized gains (losses)..................         7,217         455          4,912        (67)            601
 Net unrealized appreciation (depreciation)
  during the period...........................        22,665       7,172         24,733       (335)          5,763
                                                  ----------    --------     ----------    -------        --------
Net increase in net
 assets resulting from operations.............        34,981       8,990        173,277      2,864           9,825

From contractowner transactions:
 Net premiums from contractowners.............     1,097,821     136,831      1,238,603     53,679         204,272
 Net benefits to contractowners...............            --          --         (4,591)        --              --
                                                  ----------    --------     ----------    -------        --------
Net increase in net assets resulting from
 contractowner transactions...................     1,097,821     136,831      1,234,012     53,679         204,272
                                                  ----------    --------     ----------    -------        --------
Net increase in net assets....................     1,132,802     145,821      1,407,289     56,543         214,097
Net assets at beginning of period.............            --          --             --         --              --
                                                  ----------    --------     ----------    -------        --------
Net assets at end of period...................    $1,132,802    $145,821     $1,407,289    $56,543        $214,097
                                                  ==========    ========     ==========    =======        ========

---------
*** From September 1, 1999 (commencement of investment operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                                    LARGE CAP
                                                  LARGE CAP   LARGE/MID   SMALL/MID                 AGGRESSIVE
                                                  VALUE CORE  CAP VALUE   CAP GROWTH  BOND INDEX      GROWTH
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                                  ----------  ----------  ----------  -----------  ------------
                                                   1999***     1999***     1999***      1999***      1999***
                                                  ----------  ----------  ----------  -----------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income........................     $  2,332    $    420   $ 21,384    $    3,364     $  4,259
 Net realized gains (losses)..................           12          15       (182)           (1)         319
 Net unrealized appreciation (depreciation)
  during the period...........................        2,993       3,578    (11,311)       (7,193)      48,482
                                                   --------    --------   --------    ----------     --------
Net increase (decrease) in net
 assets resulting from operations.............        5,337       4,013      9,891        (3,830)      53,060

From contractowner transactions:
 Net premiums from contractowners.............      232,245     184,116    153,759       629,864      867,984
 Net benefits to contractowners...............           --          --         --            --           --
                                                   --------    --------   --------    ----------     --------
Net increase in net assets resulting from
 contractowner transactions...................      232,245     184,116    153,759       629,864      867,984
                                                   --------    --------   --------    ----------     --------
Net increase in net assets....................      237,582     188,129    163,650       626,034      921,044
Net assets at beginning of period.............           --          --         --            --           --
                                                   --------    --------   --------    ----------     --------
Net assets at end of period...................     $237,582    $188,129   $163,650    $  626,034     $921,044
                                                   ========    ========   ========    ==========     ========

                                                  SMALL/MID
                                                     CAP      SMALL/MID   SHORT-TERM    EQUITY     HIGH-YIELD
                                                     CORE     CAP VALUE      BOND       INDEX         BOND
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                                  ----------  ----------  ----------  ----------  ------------
                                                   1999***     1999***     1999***     1999***      1999***
                                                  ----------  ----------  ----------  ----------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income........................     $ 4,528     $  2,162   $  2,666    $   51,417    $  1,554
 Net realized gains...........................          63          132         28         7,155           4
 Net unrealized appreciation (depreciation)
  during the period...........................         711        4,387     (2,544)       40,583       1,402
                                                   -------     --------   --------    ----------    --------
Net increase in net
 assets resulting from operations.............       5,302        6,681        150        99,155       2,960

From contractowner transactions:
 Net premiums from contractowners.............      64,127      137,291    407,348     2,074,769     270,768
 Net benefits to contractowners...............          --           --         --            --          --
                                                   -------     --------   --------    ----------    --------
Net increase in net assets resulting from
 contractowner transactions...................      64,127      137,291    407,348     2,074,769     270,768
                                                   -------     --------   --------    ----------    --------
Net increase in net assets....................      69,429      143,972    407,498     2,173,924     273,728
Net assets at beginning of period.............          --           --         --            --          --
                                                   -------     --------   --------    ----------    --------
Net assets at end of period...................     $69,429     $143,972   $407,498    $2,173,924    $273,728
                                                   =======     ========   ========    ==========    ========

---------
*** From September 1, 1999 (commencement of investment operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                      YEARS AND PERIODS ENDED DECEMBER 31,

                                                                                             MFS
                                                   AIM V.I.     AIM V.I.    MFS GROWTH  NEW DISCOVERY   MFS RESEARCH
                                                    GROWTH        VALUE       SERIES       SERIES          SERIES
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                                  -----------  -----------  ----------  -------------  --------------
                                                    1999***      1999***     1999***       1999***        1999***
                                                  -----------  -----------  ----------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income........................    $   (1,413)  $   (1,949)   $  2,188     $  4,320       $ (1,009)
 Net realized gains...........................         3,526          129       1,989           12          4,125
 Net unrealized appreciation
  during the period...........................        76,982       91,722      67,184       21,851         71,925
                                                  ----------   ----------    --------     --------       --------
Net increase in net
 assets resulting from operations.............        79,095       89,902      71,361       26,183         75,041

From contractowner transactions:
 Net premiums from contractowners.............     1,433,635    2,609,731     760,769      233,408        745,400
 Net benefits to contractowners...............       (22,122)          --        (74)           --             --
                                                  ----------   ----------    --------     --------       --------
Net increase in net assets resulting from
 contractowner transactions...................     1,411,513    2,609,731     760,695      233,408        745,400
                                                  ----------   ----------    --------     --------       --------
Net increase in net assets....................     1,490,608    2,699,633     832,056      259,591        820,441
Net assets at beginning of period.............            --           --          --           --             --
                                                  ----------   ----------    --------     --------       --------
Net assets at end of period...................    $1,490,608   $2,699,633    $832,056     $259,591       $820,441
                                                  ==========   ==========    ========     ========       ========

                                                                               VIP                       TEMPLETON
                                                    VIP II                   OVERSEAS     TEMPLETON     DEVELOPMENT
                                                  CONTRAFUND   VIP GROWTH     EQUITY    INTERNATIONAL     MARKET
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                  -----------  -----------  ----------  -------------  -------------
                                                    1999***      1999***     1999***       1999***        1999***
                                                  -----------  -----------  ----------  -------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)................     $   (2,610)  $   (3,138)  $   (497)     $   (334)      $   (423)
 Net realized gains..........................            256        6,287        289           155            611
 Net unrealized appreciation during
  the period.................................        195,208      248,358     50,249        23,747         44,304
                                                  ----------   ----------   --------      --------       --------
Net increase in net assets resulting from
 operations..................................        192,854      251,507     50,041        23,568         44,492

From contractowner transactions:
 Net premiums from contractowners............      2,803,041    3,107,393    636,358       350,073        354,024
 Net benefits to contractowners..............             --      (16,889)        --            --             --
                                                  ----------   ----------   --------      --------       --------
Net increase in net assets resulting from
 contractowner transactions..................      2,803,041    3,090,504    636,358       350,073        354,024
                                                  ----------   ----------   --------      --------       --------
Net increase in net assets...................      2,995,895    3,342,011    686,399       373,641        398,516
Net assets at beginning of period............             --           --         --            --             --
                                                  ----------   ----------   --------      --------       --------
Net assets at end of period..................     $2,995,895   $3,342,011   $686,399      $373,641       $398,516
                                                  ==========   ==========   ========      ========       ========

---------
*** From September 1, 1999 (commencement of investment operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

  John Hancock Variable Annuity Account H (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). The Account commenced investment operations on April 14, 1998. The Account was formed to fund variable annuity contracts (Contracts) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty subaccounts. The assets of each subaccount are invested in shares of a corresponding Portfolios of John Hancock Funds' Declaration Trust, John Hancock Variable Series Trust I, MFS Trust, AIM Trust, Fidelity Trust and Templeton Trust (collectively, the funds). New subaccounts may be added as new Portfolios are added to the Fund, or as other investment options are developed and made available to contractowners. The forty Portfolios of these Funds which are currently available are V.A. Mid Cap Growth (formerly, Special Opportunities), V.A. Bond, V.A. Core Equity (formerly, Independence Equity), V.A. Large Cap Growth (formerly, Growth), V.A. Large Cap Value (formerly, Growth & Income), V.A. Financial Industries, V.A. High Yield Bond, V.A. International, V.A. Regional Bank, V.A. Small Cap Growth (formerly, Emerging Growth), V.A. Money Market, V.A. Strategic Income, V.A. Sovereign Investors, V.A. 500 Index, Fundamental Mid Cap Growth, Aggressive Balanced, International Equity, Small Cap Growth, International Balanced, Mid Cap Blend, Large Cap Value CORE, Large/Mid Cap Value, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Short-Term Bond, Equity Index, High Yield Bond, AIM V.I. Growth, AIM V.I. Value, MFS Growth Series, MFS New Discovery Series, MFS Research Series, VIP II Contrafund, VIP Growth, VIP Overseas Equity, Templeton International and Templeton Development Market Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other contracts benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the contracts may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Funds are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the contracts

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHMLICO assumes mortality and expense risks of the contracts for which asset charges are deducted at various rates ranging from .90% to 1.25% (Declaration Trust was .90%, Patriot Annuity 1.15% and the Revolution Annuity 1.25%),, depending on the type of contract, of net assets of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

3. TRANSACTION WITH AFFILIATES

  John Hancock Advisers, Inc. acts as the distributor, principal underwriter and investment advisor for certain of the Funds.

  Certain officers of the Account are officers and directors of JHMLICO, the Funds, John Hancock Advisers, Inc. or John Hancock.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Funds at December 31, 1999 were as follows:

          PORTFOLIO                               SHARES  OWNED     COST          VALUE
          ---------                               -------------  -----------  -------------
V.A. Mid Cap Growth...........................        158,895    $ 2,048,944   $ 2,734,578
V.A. Bond.....................................        575,800      5,966,293     5,648,598
V.A. Core Equity..............................        981,350     17,349,076    19,332,590
V.A. Large Cap Growth.........................        644,256      8,561,498    10,159,911
V.A. Large Cap Value..........................      1,024,211     12,578,195    18,466,518
V.A. Financial Industries.....................      1,629,970     23,654,048    23,569,364
V.A. High Yield Bond..........................        503,943      4,329,615     4,187,765
V.A. International............................        175,534      2,110,429     2,712,000
V.A. Regional Bank............................        953,067      8,599,460     8,158,254
V.A. Small Cap Growth.........................        452,708      5,916,740     8,945,507
V.A. Money Market.............................     19,859,410     19,859,410    19,859,410
V.A. Strategic Income.........................        901,269      9,014,703     8,805,403
V.A. Sovereign Investors......................      1,365,227     20,457,127    21,789,017
V.A. 500 Index................................        974,202     14,976,431    17,623,306
Fundamental Mid Cap Growth....................         60,880        784,857       878,024
Aggressive Balanced...........................        106,689      1,110,136     1,132,802
International Equity..........................         12,240        138,649       145,821
Small Cap Growth..............................         73,620      1,382,556     1,407,289
International Balanced........................          5,282         56,878        56,543
Mid Cap Blend.................................         20,011        208,334       214,097
Large Cap Value CORE..........................         23,393        234,589       237,582
Large/Mid Cap Value ..........................         18,063        184,552       188,130
Small/Mid Cap Growth..........................         11,660        174,959       163,649
Bond Index....................................         67,184        633,227       626,034
Large Cap Aggressive Growth...................         77,168        872,562       921,045
Small/Mid Cap CORE............................          7,073         68,718        69,429
Small/Mid Cap Value...........................         14,215        139,585       143,972
Short-Term Bond...............................         41,915        410,041       407,497
Equity Index..................................        106,263      2,133,342     2,173,924
High Yield Bond...............................         30,460        272,327       273,729
AIM V.I. Growth...............................         46,220      1,413,626     1,490,608
AIM V.I. Value................................         80,586      2,607,912     2,699,634
MFS Growth Series.............................         59,646        764,872       832,056
MFS New Discovery Series......................         15,031        237,741       259,592
MFS Research Series...........................         35,152        748,516       820,441
VIP II Contrafund.............................        102,952      2,800,687     2,995,895
VIP Growth....................................         60,986      3,093,654     3,342,012
VIP Overseas Equity ..........................         25,069        636,151       686,399
Templeton International.......................         16,884        349,892       373,640
Templeton Development Market..................         51,488        354,213       398,517

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Funds during 1999, were as follows:

            PORTFOLIO                                   PURCHASES       SALES
            ---------                                  -----------  -------------
V.A. Mid Cap Growth.............................       $ 1,749,260   $   280,827
V.A. Bond.......................................         3,071,201     1,554,841
V.A. Core Equity................................        10,066,698     5,342,908
V.A. Large Cap Growth...........................         5,425,302     1,083,680
V.A. Large Cap Value............................         7,285,180     3,010,858
V.A Financial Industries........................         5,657,487     8,142,769
V.A. High Yield Bond............................         1,819,661     1,334,733
V.A. International..............................           585,210       653,918
V.A. Regional Bank..............................         2,802,964     3,508,841
V.A. Small Cap Growth...........................         3,772,114     1,064,457
V.A. Money Market...............................        30,582,953    18,430,279
V.A. Strategic Income...........................         5,833,996     2,183,959
V.A. Sovereign Investors........................         9,743,482     1,692,718
V.A. 500 Index..................................         7,194,991     3,889,632
Fundamental Mid Cap Growth......................           902,570       123,285
Aggressive Balanced.............................         1,627,354       524,435
International Equity............................           142,733         4,539
Small Cap Growth................................         1,460,328        82,684
International Balanced..........................            94,823        37,878
Mid Cap Blend...................................           247,084       39,3651
Large Cap Value CORE............................           242,067         7,490
Large/Mid Cap Value.............................           186,569         2,032
Small/Mid Cap Growth............................           177,232         2,091
Bond Index......................................           671,302        38,074
Large Cap Aggressive Growth.....................           876,875         4,632
Small/Mid Cap CORE..............................            70,699         2,044
Small/Mid Cap Value.............................           146,558         7,105
Short-Term Bond.................................           425,802        15,789
Equity Index....................................         2,276,077       149,890
High Yield Bond.................................           272,603           280
AIM V.I. Growth.................................         1,482,322        72,222
AIM V.I. Value..................................         2,609,867         2,084
MFS Growth Series...............................           778,482        15,599
MFS New Discovery Series........................           237,774            45
MFS Research Series.............................           804,308        59,917
VIP II Contrafund...............................         2,812,207        11,776
VIP Growth......................................         3,206,410       119,043
VIP Overseas Equity.............................           637,861         1,999
Templeton International.........................           355,784         6,047
Templeton Development Market....................           358,647         5,045

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

5. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each at December 31, 1999 were as follows:

                                       NY DECLARATION #1           NY DECLARATION #2             NY PATRIOT #3
                                   --------------------------  --------------------------  ----------------------------
                                   ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
       PORTFOLIO                      SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
       ---------                   ------------  ------------  ------------  ------------  ------------  --------------
V.A. Mid Cap Growth.............       88,352       $16.81         31,645       $16.90         20,242        $16.81
V.A. Bond.......................      304,847        12.01         90,510        12.11         21,857         12.01
V.A. Core Equity................      648,043        20.48        123,648        20.66        104,398         20.49
V.A. Large Cap Growth...........      429,626        15.48        115,682        15.61         99,743         15.48
V.A. Large Cap Value............      635,204        18.55        242,190        18.64         88,492         18.55
V.A. Financial Industries.......    1,157,509        14.25        295,624        14.35         90,466         14.25
V.A. High Yield Bond............      316,168         9.92         21,096         9.97         36,772          9.92
V.A. International..............      144,860        16.52         19,116        16.66             --            --
V.A. Regional Bank..............      766,063         8.72        159,095         8.75             --            --
V.A. Small Cap Growth...........      399,570        19.44                       19.60                        19.44
V.A. Money Market...............    7,491,484         1.12      2,751,938         1.13      2,299,646          1.12
V.A. Strategic Income...........      401,947        12.62         55,104        12.73         71,791         12.62
V.A. Sovereign Investors........      810,279        16.19        186,953        16.33        141,539         16.19
V.A. 500 Index..................      702,650        21.48        116,519        21.67             --            --
Fundamental Cap Growth..........           --           --             --           --             --            --
Aggressive Balanced.............           --           --             --           --             --            --
International Equity............           --           --             --           --             --            --
Small Cap Growth................           --           --             --           --             --            --
International Balanced..........           --           --             --           --             --            --
Mid Cap Blend...................           --           --             --           --             --            --
Large Cap Value CORE............           --           --             --           --             --            --
Large/Mid Cap Value.............           --           --             --           --             --            --
Small/Mid Cap Growth............           --           --             --           --             --            --

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H

                                          NY PATRIOT #4              NY REVOLUTION #5            NY REVOLUTION #6
                                   ---------------------------  --------------------------  --------------------------
                                   ACCUMULATION  ACCUMULATION   ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
       PORTFOLIO                      SHARES     SHARE VALUES      SHARES     SHARE VALUES     SHARES      SHARE VALUES
       ---------                   ------------  -------------  ------------  ------------  ------------  --------------
V.A. Mid Cap Growth.............      22,139     $       16.90       --            --        $       --       $   --
V.A. Bond.......................       4,193             12.11       --            --            48,019        12.01
V.A. Core Equity................      16,343             20.66       --            --            50,045        20.49
V.A. Large Cap Growth...........      10,211             15.61       --            --                --           --
V.A. Large Cap Value............      28,303             18.64       --            --                --           --
V.A. Financial Industries.......      25,683             14.35       --            --            72,037        14.25
V.A. High Yield Bond............      46,700              9.97       --            --                --           --
V.A. International..............          --                --       --            --                --           --
V.A. Regional Bank..............          --                --       --            --                --           --
V.A. Small Cap Growth...........       4,610             19.60       --            --                --           --
V.A. Money Market...............      37,415              1.13       --            --         5,076,900         1.12
V.A. Strategic Income...........     110,963             12.73       --            --            55,644        12.62
V.A. Sovereign Investors........      58,839             16.33       --            --           146,207        16.19
V.A. 500 Index..................          --                --       --            --                --           --
Fundamental Cap Growth..........          --                --       --            --            57,042        15.39
Aggressive Balanced.............          --                --       --            --           106,227        10.66
International Equity............          --                --       --            --            12,095        12.06
Small Cap Growth................          --                --       --            --            66,426        21.19
International Balanced..........          --                --       --            --             4,357        12.98
Mid Cap Blend...................          --                --       --            --            19,277        11.11
Large Cap Value CORE............          --                --       --            --            23,034        10.31
Large/Mid Cap Value.............          --                --       --            --            18,040        10.43
Small/Mid Cap Growth............          --                --       --            --             8,624        18.98

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

    1.  Condensed Financial Information

    2. Statement of Assets and Liabilities, John Hancock Variable Annuity Account H.

    3.  Statement of Operations, John Hancock Variable Annuity Account H.

    4. Statement of Changes in Net Assets, John Hancock Variable Annuity Account H.

    5.  Notes to Financial Statements, John Hancock Variable Annuity Account H.

    6. Statement of Financial Position, John Hancock Mutual Life Insurance Company.

    7. Summary of Operations and Unassigned Deficit, John Hancock Mutual Life Insurance Company.

    8.  Statement of Cash Flows, John Hancock Mutual Life Insurance Company.

    9.  Notes to Financial Statements, John Hancock Mutual Life Insurance
          Company.

(B) EXHIBITS:

     1. John Hancock Mutual Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account H, dated April 8, 1996.*

     2.   Not Applicable.

     3. (a) Form of Variable Annuity Contracts Marketing and Distribution Agreement Between John Hancock Mutual Life Insurance Company and John Hancock.*

       (b) Form of Soliciting Dealer Agreement between John Hancock Funds, Inc., and soliciting broker-dealers or financial institutions participating in distribution of Contracts.*

     4. (a) Reserved.

        (b) Reserved.

       (c) Form of deferred combination fixed and variable annuity contract Filed to this File on August 9, 1999.

       (d) Form of waiver of withdrawal charge rider Filed to this File on August 9, 1999.

       (e) Form of guaranteed retirement income benefit rider Filed to this File on August 9, 1999.

       (f) Form of death benefit enhancement rider Filed to this File on August 9, 1999.

       (g) Form of accumulated value enhancement rider Filed to this File on August 9, 1999.

     5.    Form of contract application.

     6. (a) Articles of Organization and By-Laws of John Hancock Mutual Life Insurance Company.*

     7.    Not Applicable.

     8. (a) Form of Responsibility and Cost Allocation Agreement Between John Hancock Mutual Life Insurance Company and John Hancock Funds, Inc.*

        (b) Participation Agreement Among Templeton Variable Products Series Fund, Franklin Templeton distributors, Inc. and John Hancock Life Insurance Company, John Hancock Variable Life Insurance company, and Investors Partner Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, contemporaneously herewith.

        (c) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Mutual Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, contemporaneously herewith.

        (d) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Mutual Life Insurance Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, contemporaneously herewith.

        (e) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Mutual Life Insurance Company, and Massachusetts Financial Services Company, filed in Post-Effective Amendment No. 1 to file No. 333-81127, contemporaneously herewith.

        (f) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Mutual Life Insurance Company and Certain Of Its Affiliated Insurance Companies, Each On Behalf Of Itself And Its Separate Accounts, And John Hancock Funds, Inc., filed in Post-Effective Amendment No. 1 to file No. 333-81127, contemporaneously herewith.

     9. Opinion and Consent of Counsel as to legality of securities Filed to this File on August 9, 1999.


     10.  (a) Representation of counsel.

          (b) Consent of independent auditors.

          (c) Powers of Attorney for all directors except Robert J. Tarr, Jr.,* Power of Attorney for director Robert J. Tarr, Jr.**

     11.  Not Applicable.

     12.  Not Applicable.

     13.  Diagram of Subsidiaries of John Hancock***

     14.  Not Applicable.

     27.  Not Applicable.

* Incorporated by reference from N-4EL (File nos. 333-08345 and 811-07711) on July 18, 1996, accession number 0000950109-96-004518.

** Incorporated by reference from 485BPOS (File nos. 333-08345 and 811-07711) on April 30, 1997, accession number 00001010521-97-000280.

*** Incorporated by reference from 485BPOS (File Nos. 333-08345 and 811-07711) on April 29, 1999, accession number 0000950109-99-001624.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

         Directors                                 Principal Occupations
         ---------                                 ---------------------
Samuel W. Bodman                                  Chairman of the Board and Chief Executive
                                                  Officer, Cabot Corporation (chemicals)
Nelson S. Gifford                                 Principal, Fleetwing Capital Management
                                                  (financial services)
Kathleen F. Feldstein                             President, Economics Studies Inc. (economic
                                                  consulting)
E. James Morton                                   Director, former Chairman of the Board and
                                                  former Chief Executive Officer, John
                                                  Hancock
John M. Connors, Jr                               Chief Executive Officer and Director, Hill,
                                                  Holliday, Connors, Cosmopoulos, Inc.
                                                  (advertising)
Stephen L. Brown                                  Chairman of the Board and Chief Executive
                                                  Officer, John Hancock
I. MacAllister Booth                              Retired Chairman of the Board and Chief
                                                  Executive Officer, Polaroid Corporation
                                                  (photographic products)
Robert J. Tarr, J                                 Former President, Chief Executive Officer
                                                  and Chief Operations Officer, Harcourt
                                                  General, Inc. (publishing)
David F. D'Alessandro                             President and Chief Operating Officer, John
                                                  Hancock
Robert E. Fast                                    Senior Partner, Hale and Dorr (law firm)
Foster L. Aborn                                   Vice Chairman of the Board, John Hancock
Richard F. Syron                                  Chairman of the Board and Chief Executive
                                                  Officer, American Stock Exchange
Michael C. Hawley                                 President and Chief Operating Officer, The
                                                  Gillette Company (razors, etc.)
Wayne A. Budd                                     Group President, Bell Atlantic - New
                                                  England (telecommunications)
Edward H. Linde                                   President & CEO, Boston Properties, Inc.



Executive Officers
------------------
Thomas E. Moloney............... Chief Financial Officer
Richard S. Scipione............. General Counsel
Derek Chivers................... Chairman and Chief Executive Officer of John Hancock International
                                 Holdings, Inc,

John M. DeCiccio................ Executive Vice President and Chief Investment Officer-Elect
Maureen R. Ford................. President, Broker-Dealer Distribution and Financial Advisory Network
Kathleen M. Graveline........... Executive Vice President - Retail
Barry J. Rubenstein............. Vice President, Counsel and Secretary

The principal business address for each of the above-named directors and officers of John Hancock is John Hancock Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

     Registrant is a separate account of JHLICO, operated as a unit investment trust. Registrant supports benefits payable under JHLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I and John Hancock Declaration Trust, (the "Trusts"), both of which are "series" types of mutual funds registered under the investment Company Act of 1940 (the "Act") as open-end management investment companies. The Registrant and other separate accounts of John Hancock and JHLICO own controlling interests of the Trusts' outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trusts are used, will have the opportunity to instruct John Hancock and JHLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHLICO directly controls Registrant.

     A diagram of the subsidiaries of John Hancock is incorporated by reference from Exhibit 13 to Post-Effective Amendment No. 5 to Form N-4 Registration Statement of John Hancock Variable Annuity Account H (File No. 333-08345) filed April 29, 1999.

ITEM 27.  NUMBER OF CONTRACT OWNERS

Registrant had 2,524 Contract Owners as of June 30, 1999.

ITEM 28.  INDEMNIFICATION

Pursuant to Article 9 of the Company's Bylaws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) JHFI acts as principal underwriter, depositor, sponsor or investment adviser for the following investment companies:

John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Investment Trust III
John Hancock Cash Reserve, Inc.
John Hancock Current Interest
John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Institutional Series Trust
John Hancock Variable Series Trust I
John Hancock Sovereign Bond Fund
John Hancock Special Equities Fund
John Hancock Strategic Series
John Hancock Tax-Exempt Series Fund
John Hancock Tax-Free Bond Trust
John Hancock World Fund
John Hancock Declaration Trust
John Hancock Variable Annuity Account JF
John Hancock Variable Annuity Account H
John Hancock Variable Annuity Account V (with respect to certain contracts)

(b) The following lists the names and positions with underwriter of the directors and officers of JHFI.

Foster L. Aborn          Director
Stephen L. Brown         Director and Chairman
David F. D'Alessandro    Director
John M. DeCiccio         Director
Maureen R. Ford          Director and Vice Chairman
Anne C. Hodsdon          Director
David A. King            Director
Jeanne M. Livermore      Director
Thomas E. Moloney        Director
Richard S. Scipione      Director
Robert H. Watts          Director
Maureen R. Ford          Vice Chairman and Chief Executive Officer
James V. Bowhers         President
Robert H. Watts          Executive Vice President and Chief Compliance Officer
Osbert M. Hood           Senior Vice President and Chief Financial Officer
Susan S. Newton          Vice President and Secretary
Anne C. Hodsdon          Executive Vice President

Kathleen M. Graveline    Senior Vice President
Keith Hartstein          Senior Vice President
Peter Mawn               Senior Vice President
Dale Bearden             Vice President
J. William Benintende    Vice President
Thomas H. Connors        Vice President
Gary Cronin              Vice President
Renee  Humphrey          Vice President
Kristine Pancare         Vice President
Karen F. Walsh           Vice President
Mary Ellen Higgins       Second Vice President
Marty Thomas             Second Vice President
William H. King          Assistant Treasurer
Andrew R. Lynch          Assistant Treasurer
Theresa Apruzzese        Assistant Secretary
Timothy M. Fagan         Assistant Secretary
Bron E. Langenfeld       Assistant Secretary
Carmen M. Pelissier      Assistant Secretary

The business address for each of the above-named officers and directors is John Hancock Funds, Inc., 101 Huntington Avenue, Boston, Massachusetts 02199-7603.

     (c) Not Applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

The Company, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, prepares, maintains and preserves all other records required by Section 31(a) of the Act.

ITEM 31.  MANAGEMENT SERVICES

Not applicable.

ITEM 32.  UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 188)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by
Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

(e) John Hancock Mutual Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has caused this amendment to the registration statement to be signed on its behalf, in the City of Boston and the Commonwealth of Massachusetts, on the 1st day of May, 2000.
                      ---
                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
                       (REGISTRANT)

                    By John Hancock Life Insurance Company

                    By /Stephen L. Brown/
                       ------------------
                        STEPHEN L. BROWN
                        Chairman of the Board and Chief Executive Officer

                    JOHN HANCOCK LIFE INSURANCE COMPANY
                       (DEPOSITOR)

                     By /Stephen L. Brown/
                        ------------------
                         STEPHEN L. BROWN
                         Chairman of the Board and Chief Executive Officer

As required by the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

 Name                            Title                            Date
 ----                            -----                            ----
/s/ Thomas E. Moloney
---------------------
Thomas E. Moloney              Chief Financial Officer         May 1, 2000
                              (Principal Financial Officer
                               and Principal Accounting
                               Officer)


/s/ Stephen L. Brown
--------------------
Stephen L. Brown              Chairman of the Board, Chief     May 1, 2000
                              Executive Officer and
                              Principal Executive Officer

as
Attorney-in-Fact
For:
Samuel W. Bodman                        Director
Nelson S. Gifford                       Director
E. James Morton                         Director

John M. Connors, Jr.                    Director
I. MacAllister Booth                    Director
Robert J. Tarr, Jr.                     Director
David F. D'Alessandro                   Director
Robert F. Fast                          Director
Foster L. Aborn                         Director
Richard F. Syron                        Director
Michael C. Hawley                       Director
Edward H. Linde                         Director
Wayne A. Budd                           Directors
Kathleen F. Feldstein                   Director